                                                                    EXHIBIT 10.1







                           FAIC II ISSUER TRUST 2000-1


                              AMENDED AND RESTATED
                               AGREEMENT OF TRUST

                                      among

                     FUND AMERICA INVESTORS CORPORATION II,
                                  as Depositor


                        CHRISTIANA BANK & TRUST COMPANY,
                                as Issuer Trustee


                                       and


                      STATE STREET BANK AND TRUST COMPANY,
                           as Issuer Certificate Agent





                          Dated as of January 20, 2000

                                TABLE OF CONTENTS

FAIC II ISSUER TRUST 2000-1...................................................................................1

        AMENDED AND RESTATED AGREEMENT OF TRUST...............................................................1

ARTICLE I: GENERAL............................................................................................1

     Section 1.01.  Amendment and Restatement of Prior Trust Agreement........................................1
     Section 1.02.  Appointment of Christiana Bank & Trust Company............................................1
     Section 1.03.  Governance of the Issuer..................................................................1
     Section 1.04.  Name, Principal Office, and Name and Address of Issuer Trustee as Agent for
                    Service of Process........................................................................2
     Section 1.05.  Purpose and Powers........................................................................2
     Section 1.06.  Claims Against the Issuer.................................................................3
     Section 1.07.  Beneficial Ownership......................................................................3
     Section 1.08.  Certain Covenants Relating to the Separateness of the Issuer..............................3

ARTICLE II:  DEFINITIONS......................................................................................4

ARTICLE III: CONTRIBUTIONS; CONSENT TO EXECUTION OF CERTAIN AGREEMENTS........................................8

     Section 3.01.  Contributions on the Closing Date.........................................................8
     Section 3.02.  Consideration for Contribution of Contributed Assets......................................8
     Section 3.03.  Holding of the Issuer Estate..............................................................8
     Section 3.04.  Limitation on the Liability of the Issuer Trustee, the Issuer Certificate Agent,
                    the Depositor and Certificateholders......................................................8
     Section 3.05.  Direction of Issuer Trustee's Execution of and Performance Under the Deposit
                    Agreement and the Indenture...............................................................8

ARTICLE IV: THE CLASS R CERTIFICATES..........................................................................9

     Section 4.01.  Initial Ownership.........................................................................9
     Section 4.02.  Authorization of the Class R Certificates.................................................9
     Section 4.03.  Form of Class R Certificates; Denominations...............................................9
     Section 4.04.  Execution and Authentication of Class R Certificates......................................9
     Section 4.05.  Registration of Transfer and Exchange of Class R Certificates.............................9
     Section 4.06.  Mutilated, Destroyed, Lost or Stolen Certificates........................................11
     Section 4.07.  Persons Deemed Owners....................................................................12
     Section 4.08.  Access to List of Certificateholders' Names and Addresses................................12
     Section 4.09.  Maintenance of Office or Agency..........................................................12
     Section 4.10.  Class R Certificates Held by The Depositor...............................................12
     Section 4.11.  Appointment of the Certificate Paying Agent..............................................12
     Section 4.12.  Representations and Warranties of State Street Bank and Trust Company....................13
     Section 4.13.  Resignation, Removal and Replacement of the Issuer Certificate Agent.....................14
     Section 4.14.  Reporting................................................................................15

ARTICLE V: CERTIFICATE DISTRIBUTIONS.........................................................................15

     Section 5.01.  Payments From Issuer Estate..............................................................15
     Section 5.02.  Establishment of Trust Agreement Collection Account......................................15
     Section 5.03.  Certificate Distributions................................................................16
     Section 5.04.  Redemption of the Class R Certificates...................................................17
     Section 5.05.  Account Statements; Other Reports........................................................17
     Section 5.06.  Books and Records........................................................................19


         Agreement of Trust
                                        i

ARTICLE VI: CERTIFICATE TERMINATION EVENTS...................................................................19

     Section 6.01.  Certificate Termination Events...........................................................19
     Section 6.02.  Consequences of a Certificate Termination Event..........................................20
     Section 6.03.  Issuer Certificate Agent Termination Events..............................................20

ARTICLE VII:   RIGHTS, OBLIGATIONS, POWERS AND STATUS OF THE CERTIFICATEHOLDERS..............................21

     Section 7.01.  Management of the Issuer.................................................................21
     Section 7.02.  Bankruptcy, Dissolution or Termination of any Certificateholder..........................21
     Section 7.03.  Creditors of the Certificateholders......................................................21
     Section 7.04.  Certain Rights of the Majority Certificateholders........................................21
     Section 7.05.  Tax Status...............................................................................21

ARTICLE VIII:   CONCERNING THE ISSUER TRUSTEE AND CHRISTIANA BANK & TRUST COMPANY............................22

     Section 8.01.  General..................................................................................22
     Section 8.02.  Acceptance of the Issuer.................................................................24
     Section 8.03.  Authority and Duties of the Issuer Trustee...............................................25
     Section 8.04.  Representations and Warranties of Christiana Bank & Trust Company........................26
     Section 8.05.  Resignation of the Issuer Trustee........................................................26
     Section 8.06.  Indemnification..........................................................................27
     Section 8.07.  Fees and Expenses........................................................................28
     Section 8.08.  Litigation, Action Outside Delaware......................................................28

ARTICLE IX:   REDEMPTION OF NOTES............................................................................29

     Section 9.01.  Optional Redemption of the Notes.........................................................29

ARTICLE X:   DISSOLUTION, BANKRUPTCY AND LIQUIDATION OF THE ISSUER...........................................29

     Section 10.01.  Dissolution of the Issuer...............................................................29
     Section 10.02.  Termination.............................................................................30

ARTICLE XI:   NOTICES........................................................................................30

     Section 11.01.  Notices.................................................................................30

ARTICLE XII:    MISCELLANEOUS PROVISIONS.....................................................................32

     Section 12.01.  Entire Agreement........................................................................32
     Section 12.02.  Governing Law; Submission to Jurisdiction...............................................32
     Section 12.03.  Effect..................................................................................32
     Section 12.04.  Pronouns and Number.....................................................................32
     Section 12.05.  Effect of Headings......................................................................32
     Section 12.06.  Severability of Provisions..............................................................32
     Section 12.07.  Amendment or Waiver; Effect on Issuer Trust Agreement...................................33
     Section 12.08.  Binding Upon Assigns....................................................................33
     Section 12.09.  Counterparts............................................................................33


         Agreement of Trust
                                       ii

         Schedule I        Agency Securities

         Exhibit A         Form of Class R Certificate
         Exhibit B         Form of Transferee Certificate
         Exhibit C-1       Form of Transferee Affidavit (Freddie Mac)
         Exhibit C-2       Form of Transferee Affidavit (Fannie Mae)


         Agreement of Trust
                                       iii

                           FAIC II ISSUER TRUST 2000-1


                     AMENDED AND RESTATED AGREEMENT OF TRUST

         This AMENDED AND RESTATED AGREEMENT OF TRUST (this "Agreement") of FAIC II Issuer Trust 2000-1, a Delaware statutory business trust (the "Issuer"), is made and entered into as of January 20, 2000 by and among Fund America Investors Corporation II (the "Depositor"), as the initial holder of all beneficial ownership interest in the Issuer; Christiana Bank & Trust Company, a banking corporation incorporated in the State of Delaware (in its individual capacity solely where expressly set forth herein, "Christiana Bank"), otherwise acting solely in its capacity as trustee of the Issuer hereunder (in such capacity, the "Issuer Trustee"), and State Street Bank and Trust Company, a trust company organized in the Commonwealth of Massachusetts (in its individual capacity, "State Street"), as authenticating agent, certificate registrar and certificate paying agent hereunder with respect to the Class R Certificates issued hereunder (in such capacities, the "Issuer Certificate Agent"). Capitalized terms used without definitions have the meanings assigned to such terms in Article II or, if not defined therein, such terms have the meanings assigned to them in the Indenture (as defined herein).

         NOW, THEREFORE, the Issuer shall be governed under the following terms and conditions providing for the conduct of the business and affairs of the Issuer and the maintenance of the assets contributed to or otherwise owned or held by or on behalf of the Issuer, together with the proceeds thereof:

                                   ARTICLE I:
                                     GENERAL


         Section 1.01.  Amendment and Restatement of Prior Trust Agreement.

         This Agreement hereby amends and restates in its entirety the Agreement of Trust, dated January 19, 2000 (the "Prior Agreement of Trust") and, notwithstanding any provision therein to the contrary, no provision of such Prior Agreement of Trust shall survive the execution of this Agreement. The terms of this Agreement will be effective from the date on which the Certificate of Trust was filed.

         Section 1.02.  Appointment of Christiana Bank & Trust Company.

         The Depositor hereby appoints Christiana Bank & Trust Company as Issuer Trustee effective as of the date hereof, to have all the rights, powers and duties set forth herein and in the Act. The Issuer Trustee is hereby authorized to file a Certificate of Trust with the Secretary of State pursuant to Section 3810 of the Act.

         Section 1.03.  Governance of the Issuer.

         The Issuer was formed as a statutory business trust under and pursuant to the Prior Agreement of Trust, the Act and such other provisions of applicable law as shall pertain to statutory business trusts organized pursuant to and in accordance with the Act. It is the intention of the parties hereto that, from and after the date hereof, this Agreement constitute the sole governing instrument of the Issuer. All Persons owning or otherwise holding interests of beneficial ownership in the Issuer shall own or otherwise hold such interests of beneficial ownership pursuant to the provisions of this Agreement.


         Agreement of Trust

         Section 1.04. Name, Principal Office, and Name and Address of Issuer Trustee as Agent for Service of Process.

         The Issuer shall be conducted under the name "FAIC II Issuer Trust 2000-1," in which name the Issuer or the Issuer Trustee on behalf of the Issuer shall enter into contracts and agreements with respect to the transactions contemplated hereby. The principal place of business and office of the Issuer shall be c/o Christiana Bank & Trust Company, Greenville Center, 3801 Kennett Pike, Greenville, Delaware 19807, Attention: Corporate Trust Administration. The Issuer Trustee, which is hereby designated to accept service of process, is Christiana Bank & Trust Company, and its current office is located at the address provided in the preceding sentence.

         Section 1.05. Purpose and Powers

                  (a) The Issuer shall have the power and authority to engage, and the purpose of the Issuer shall be limited to engaging, in the following activities:

                           (i) to enter into the Deposit and Sale Agreement
                  dated as of January 20, 2000 (the "Deposit Agreement") between the Depositor and the Issuer, pursuant to which the Issuer shall receive from the Depositor (a) the Agency Securities and
                  (b) the rights of the Depositor under the Purchase Agreement dated as of January 20, 2000 (the "Purchase Agreement") between Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the Seller (in such capacity, the "Seller") and the Depositor (together, the "Contributed Assets");

                           (ii) to issue U.S. $1,986,400 of the FAIC II Issuer
                  Trust 2000-1, variable rate, Class F Notes, due December 1, 2029 (the "Class F Notes") and U.S. $764,000 of the FAIC II Issuer Trust 2000-1, variable rate, Class S Notes, due December 1, 2029 (the "Class S Notes," and, together with the Class F Notes, the "Notes") pursuant to a Terms Indenture (the "Terms Indenture"), dated as of January 20, 2000, together with the Standard Indenture Provisions which are incorporated therein by reference , the "Indenture"), between the Issuer and State Street as trustee thereunder (in such capacity, the "Note Trustee"), and to issue U.S. $465,600 Initial Certificate Balance of FAIC II Issuer Trust 2000-1, Class R Certificates, due December 1, 2029 (the "Class R Certificates"), issued hereunder, and to sell the Notes and the Class R Certificates;

                           (iii) to remit the proceeds of the sale of the Notes
                  and the Class R Certificates to the Depositor as consideration for the Contributed Assets received from the Depositor;

                           (iv) to assign, grant, transfer, pledge, mortgage and
                  convey the Pledged Assets (defined herein) to the Note Trustee for the benefit of the registered holders of the Notes and to hold, manage and distribute to the Certificateholders any portion of the Issuer Estate released from or not included in, the Lien on the Pledged Assets created pursuant to the Indenture and remitted by the Note Trustee to the Trust Agreement Collection Account pursuant to the Indenture in accordance with this Agreement;

                           (v) to enter into and perform its obligations under
                  the Indenture and any other Transaction Document to which it is a party;

                           (vi) to engage in those activities that are necessary
                  to accomplish the foregoing or are incidental thereto; and


         Agreement of Trust
                                        2

                           (vii) subject to compliance with the Transaction
                  Documents, to engage in such other activities as may be required in connection with conservation of the Issuer Estate and making distributions to the Certificateholders.

                  (b) The Issuer is hereby authorized to engage in the foregoing activities. The Issuer shall not engage in any activity other than as required or expressly authorized by the terms of this Agreement or the Transaction Documents or, subject to the terms of this Agreement and the other Transaction Documents, as the Certificateholders may from time to time direct.

                  (c) References herein to Sections of the Indenture shall mean Sections of the Terms Indenture.

         Section 1.06.  Claims Against the Issuer.

         All Persons extending credit to, contracting with or having any claim against the Issuer shall look only to the Issuer for payment under such credit, contract or claim. None of the Issuer Trustee (including in its individual capacity), the Issuer Certificate Agent (including in its individual capacity), the Depositor, the Certificateholders or any of the Issuer's officers, employees or agents, whether past, present or future shall be personally liable therefor.

         Section 1.07.  Beneficial Ownership.

         The undivided beneficial ownership interest in the Issuer will be evidenced by the Class R Certificates issued in accordance with Article IV.

         Section 1.08. Certain Covenants Relating to the Separateness of the Issuer.

         The Issuer shall maintain its separate existence and, specifically, shall conduct its affairs in accordance with the following:

                  (a) The Issuer shall not commingle or pool its funds or other assets with those of any other Person.

                  (b) The Issuer shall maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or otherwise identify its individual assets from those of any other Person.

                  (c) The Issuer shall maintain its own records and books of account.

                  (d) The Issuer shall not incur any indebtedness, except pursuant to the Transaction Documents.

                  (e) The Issuer shall not lend money to any Person and will not become obligated to provide funds for the purpose of supporting the obligations of any Person.

                  (f) The Issuer shall not (i) hold itself out or permit itself to be held out as having agreed to pay, or as being liable for, indebtedness of another Person; (ii) fail to correct any misrepresentation, of which the Issuer Trustee has actual knowledge, with respect to the foregoing; or (iii) operate or purport to operate collectively as a single or consolidated business entity with respect to any other Person.


         Agreement of Trust
                                        3

                  (g) The Issuer shall abide by all statutory Delaware business trust formalities, and shall cause its financial statements to be prepared in accordance with U.S. GAAP and in a manner that indicates the separate existence of the Issuer and the Issuer's assets and liabilities.

                  (h) The issuance of the beneficial ownership interest evidenced by the Class R Certificates to the Certificateholders is intended to be, and shall be accounted for on the books, records, and financial statements of the Issuer and the Certificateholders as, the issuance of equity capital and not as a loan by the Certificateholders to the Issuer.

                  (i) Other than the Accounts maintained under the Indenture and the Trust Agreement Collection Account, any bank account of the Issuer shall be separate from the accounts of any other Person.

                  (j) The Issuer shall make no transfer of its assets except in accordance with the Transaction Documents.

                  (k) The Issuer shall not sponsor at any time, or agree to sponsor, maintain, contribute to, or assume an obligation to contribute to, any Plan.

                  (1) The Issuer shall not merge, consolidate or convert with or into any other Person without the consent of all of the Certificateholders and the Note Trustee.

                                   ARTICLE II:
                                   DEFINITIONS

         "Account Bank" means State Street Bank and Trust Company.

         "Account Statement" has the meaning set forth in Section 5.05.

         "Act" means the Delaware Business Trust Act, Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as in effect from time to time.

         "Agency Security" means each of the securities identified in Schedule I hereto.

         "Agreement" means this agreement of trust as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

         "Authenticating Agent" has the meaning assigned to such term in Section 4.04.

         "Available Funds" means, with respect to any Monthly Payment Date, the aggregate amount on deposit in the Trust Agreement Collection Account on such date.

         "Bankruptcy Action" has the meaning assigned to such term in Section 10.01.

         "Certificate Balance" means, with respect to each Class R Certificate, the portion of the Outstanding Certificate Balance corresponding to such Class R Certificate as specified on the face of such Class R Certificate on its date of issuance.

         "Certificate Placement Agreement" means the certificate placement agreement, dated as of January 19, 2000, by and among the Issuer, the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated.




         Agreement of Trust

         "Certificateholder" or "Holder" means, with respect to any date, the Person or Persons in whose name Class R Certificates are registered in the Certificate Register.

         "Certificate of Trust" means the Certificate of Trust of FAIC II Issuer Trust 2000-1 filed with the Secretary of State in order to form the Issuer under the Act, as such Certificate of Trust may be amended or restated from time to time.

         "Certificate Paying Agent" has the meaning assigned to such term in
Section 4.11.

         "Certificate Register" has the meaning assigned to such term in Section 4.05(a).

         "Certificate Registrar" has the meaning assigned to such term in
Section 4.05(a).

         "Class R Certificates" means any of the certificates of beneficial ownership of the Issuer issued and authenticated hereunder, substantially in the form of Exhibit A hereto.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Corporate Trust Office" means the principal corporate trust office of the Issuer Certificate Agent, with current addresses at State Street Bank and Trust Company, Global Investor Services Group - Corporate Trust, 2 Avenue de Lafayette - 6th Floor, Boston, Massachusetts 02111 and State Street Bank and Trust Company, Global Investor Services Group - Corporate Trust, P. O. Box 778, Boston, Massachusetts, 02102-0778, or such other address within the United States as the Issuer Certificate Agent may designate from time to time by notice to the Issuer, or the principal corporate trust office of any successor Issuer Certificate Agent.

         "Cut-off Date" means January 26, 2000.

         "Disqualified Organization" means the United States of America, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing, any organization exempt from taxation under the Code (other than a cooperative described in Code Section 521) unless such organization is subject to the tax imposed by Code Section 511, and any organization described in Code
Section 1381 (a)(2)(C).

         "ERISA" has the meaning assigned to such term in Section 4.05(g).

         "Event of Default" has the meaning assigned to such term in the Indenture.

         "Expense Reserve Account" has the meaning assigned to such term in
Section 7.01 of the Indenture.

         "Final Scheduled Monthly Payment Date" has the meaning assigned to such term in Section 5.04(a).

         "Initial Certificate Balance" means, with respect to the Class R Certificates, U.S. $465,600.

         "Institutional Accredited Investor" means an "accredited investor" as defined in subsections (1), (2), (3) and (7) under Rule 501(a) promulgated under the Securities Act.

         "Issuer Assets" means (i) the Agency Securities; (ii) the amounts in the Note Collection Account, the Interest Reserve Account, the Expense Reserve Account and the Trust Agreement Collection Account,


         Agreement of Trust
including any Eligible Investments purchased with funds held in the Note Collection Account, the Expense Reserve Account and the Interest Reserve Account; (iii) the rights of the Issuer under the Deposit Agreement and this Agreement; and (iv) all proceeds of the foregoing.

         "Issuer Certificate Agent" means State Street Bank and Trust Company, in its capacity as Certificate Paying Agent, and in its capacity as Certificate Registrar and Authenticating Agent or any successor thereto in such capacity as appointed pursuant to Section 4.13.

         "Issuer Estate" means all right, title and interest of the Issuer in and to the Issuer Assets, any Transaction Document to which the Issuer is a party and any other property contributed to the Issuer or otherwise acquired by the Issuer, together with all distributions, payments, revenues, issues, profits or proceeds thereof and therefrom, and all appurtenances thereto.

         "Issuer Trustee" means Christiana Bank & Trust Company, not in its individual capacity but solely as Issuer Trustee hereunder, and any successor Issuer Trustee appointed in accordance with Section 3807 of the Act and Section 8.05.

         "Majority Certificateholders" means, at any time, Certificateholders holding, collectively, Class R Certificates representing more than 50% of the Outstanding Certificate Balance.

         "Monthly Payment Date" means the first Business Day of each month commencing on March 1, 2000.

         "Optional Certificate Redemption Amount" has the meaning assigned to such term in Section 5.04(b).

         "Outstanding Certificate Balance" means, with respect to the Class R Certificates, on any date, an amount equal to (i) the Initial Certificate Balance thereof minus (ii) the aggregate amount of all distributions of principal made to the Certificateholders. The Outstanding Certificate Balance shall be calculated as of the close of business, in the case of any Monthly Payment Date other than the initial Monthly Payment Date, on the immediately preceding Monthly Payment Date after giving effect to all distributions of principal to the applicable Holders on each preceding Monthly Payment Date (including such immediately preceding Monthly Payment Date); provided that, on the Closing Date, the Outstanding Certificate Balance thereof shall be equal to the Initial Certificate Balance.

         "Permitted Certificate Redemption Date" has the meaning assigned to such term in Section 5.04(b).

         "Plan" has the meaning assigned to such term in Section 4.05(g).

         "Pledged Assets" means all of the Issuer Assets (except for (i) amounts in the Trust Agreement Collection Account and the Expense Reserve Account (including any Eligible Investments purchased with funds held in the Expense Reserve Account) and (ii) until the Outstanding Certificate Balance of the Class R Certificates has been reduced to zero, principal payments on the Series 2203 Freddie Mac Security).

         "Prior Agreement of Trust" has the meaning assigned to such term in
Section 1.01.

         "Record Date" means, with respect to any Monthly Payment Date, the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which such Monthly Payment Date falls.

         "Residual Collections" has the meaning assigned to such term in Section 5.03(a).


         Agreement of Trust

         "Secretary of State" means the office of the Secretary of State of the State of Delaware.

         "Securities Act" means the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder.

         "Seller" means the party identified as such in Section 1.05(a)(i).

         "Series 2203 Freddie Mac Security" has the meaning specified in the Indenture.

         "Tax Matters Partner" has the meaning assigned to such term in Section 7.05.

         "Transferee Affidavit" has the meaning assigned to such term in Section 4.05(h).

         "Transferee Certificate" has the meaning assigned to such term in
Section 4.05(b).

         "Trust Agreement Collection Account" has the meaning assigned to such term in Section 5.02.

         "Transaction Documents" means this Agreement, the Class R Certificates, the Indenture, the Notes, the Purchase Agreement, the Underwriting Agreement, the Certificate Placement Agreement and the Deposit Agreement.

         "Treasury Regulations" means the current, temporary, and proposed income tax regulations under the Code.

         "Underwriting Agreement" means the underwriting agreement, dated as of January 19, 2000, by and among the Issuer, the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter.

         "U.S. Person" means (i) a citizen or resident of the United States,
(ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state (other than a partnership that is not treated as a U.S. person under any applicable Treasury Regulations), (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury Regulations, certain trusts in existence on August 20, 1996 and treated as U.S. Persons prior to such date, that elect to continue to be treated as U.S. Persons, will be so treated.


         Agreement of Trust

                                  ARTICLE III:
            CONTRIBUTIONS; CONSENT TO EXECUTION OF CERTAIN AGREEMENTS

         Section 3.01.  Contributions on the Closing Date.

         The Depositor hereby agrees to transfer the Contributed Assets, pursuant to the terms of the Deposit Agreement, on the Closing Date, as a capital contribution to the Issuer.

         Section 3.02.  Consideration for Contribution of Contributed Assets.

         Proceeds received by the Issuer from the sale of the Class R Certificates and from the sale of the Notes shall be paid by the Issuer to the Depositor as consideration for the transfer by the Depositor of the Contributed Assets to the Issuer.

         Section 3.03.  Holding of the Issuer Estate.

         In order to establish the Issuer created hereby to be known as "FAIC II Issuer Trust 2000-1," the Depositor appointed the Issuer Trustee to act as Issuer Trustee hereunder, and the Issuer Trustee hereby declares and agrees that it will hold all estate, right, title and interest in and to the Issuer Estate until this Agreement terminates pursuant to the terms of this Agreement, in trust under and subject to the conditions and agreements hereinafter set forth, for the use and benefit of the Certificateholders from time to time (subject to the pledge of the Pledged Assets to the Note Trustee for the benefit of the Noteholders from time to time).

         Section 3.04. Limitation on the Liability of the Issuer Trustee, the Issuer Certificate Agent, the Depositor and Certificateholders.

         None of the Depositor, the Issuer Trustee, the Issuer Certificate Agent or any Certificateholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Issuer by reason of its being the Issuer Trustee, the Issuer Certificate Agent, the Depositor or a Certificateholder, as the case may be. The Issuer Trustee, the Issuer Certificate Agent, the Depositor or any Certificateholder, solely by reason of its status as such, shall not be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the property, liabilities or affairs of the Issuer, except as expressly provided herein or in the other Transaction Documents.

         Section 3.05. Direction of Issuer Trustee's Execution of and Performance Under the Deposit Agreement and the Indenture.

         By its execution hereof, the Depositor hereby directs the Issuer Trustee to execute this Agreement and perform the Issuer Trustee's obligations under this Agreement as well as to execute on behalf of the Issuer, and to perform the Issuer Trustee's obligations under, the Deposit Agreement and the Indenture.


         Agreement of Trust

                                   ARTICLE IV:
                            THE CLASS R CERTIFICATES

         Section 4.01. Initial Ownership.

         Upon the formation of the Issuer by the Depositor and until the issuance of the Class R Certificates, the Depositor shall be the sole beneficiary of the Issuer.

         Section 4.02. Authorization of the Class R Certificates.

         The Class R Certificates represent undivided, beneficial ownership interests in the Issuer Estate. All outstanding Class R Certificates shall share pari passu in the Issuer Estate and any distributions distributable to the Certificateholders therefrom, subject to the Lien of the Indenture on the Pledged Assets. The Depositor or its assignee, however, will retain the right to cause the redemption of the Class R Certificates pursuant to Section 5.04. The Outstanding Certificate Balance of all Class R Certificates on the Closing Date to be executed and delivered by the Authenticating Agent under this Agreement shall be equal to the Initial Certificate Balance, except for Class R Certificates executed and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Class R Certificates pursuant to Sections
4.05 or Section 4.06.

         Section 4.03. Form of Class R Certificates; Denominations.

         The Class R Certificates issued hereunder shall be issued in definitive fully registered form, without interest coupons, in substantially the form attached as Exhibit A hereto, with such applicable legends as are provided for in Exhibit A hereto. The Class R Certificates shall be issued in minimum denominations of $200,000.

         Section 4.04. Execution and Authentication of Class R Certificates.

         The Issuer is hereby authorized to issue the Class R Certificates. State Street Bank and Trust Company is hereby initially appointed "Authenticating Agent" for the purpose of authenticating and delivering the Class R Certificates. The Authenticating Agent is hereby authorized and directed, subject to the terms and conditions hereof, to authenticate and deliver the Class R Certificates on the Closing Date, subject to the terms of the Transaction Documents. The Class R Certificates shall be executed on behalf of the Issuer by manual or facsimile signature of any authorized signatory of the Issuer Trustee having such authority. Class R Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Issuer Trustee shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Class R Certificates. No Class R Certificates shall be valid for any purpose unless duly authenticated by manual signature of an authorized officer of the Authenticating Agent. On the Closing Date, the Authenticating Agent shall cause Class R Certificates in authorized denominations in an aggregate face amount equal to the Initial Certificate Balance to be authenticated and delivered to or upon the order of the Depositor. All Class R Certificates shall be dated the date of their authentication.

         Section 4.05. Registration of Transfer and Exchange of Class R Certificates.

                  (a) State Street Bank and Trust Company is hereby initially appointed "Certificate Registrar" for the purpose of registering Class R Certificates and transfers and exchanges of Class R Certificates as provided in this Agreement. The Certificate Registrar shall maintain, or cause to


         Agreement of Trust
         be maintained, at the Corporate Trust Office of the Certificate Registrar, a certificate register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Certificate Register shall provide for the registration of Class R Certificates and of transfers and exchanges of Class R Certificates as provided in this Agreement.

                  (b) Every Class R Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing. Each Class R Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice. At the direction of the Certificate Registrar, the Issuer Trustee shall execute, in the case of a transfer, in the name of the transferee or transferees, and the Authenticating Agent shall authenticate and deliver, a new Class R Certificate or Class R Certificates for the same aggregate Certificate Balance; provided that, if such a transfer is to be made without registration under the Securities Act and applicable state securities laws, the Certificate Registrar shall not register such transfer unless and until the prospective transferee provides the Certificate Registrar and the Issuer Trustee with a Transferee Certificate substantially in the form of Exhibit B hereto (each, a "Transferee Certificate").

                  (c) At the option of a Holder, the Class R Certificates may be exchanged for other Class R Certificates in authorized denominations of a like Certificate Balance upon surrender of the Class R Certificates to be exchanged at the office or agency maintained pursuant to Section 4.09.

                  (d) No service charge shall be made for any registration of transfer or exchange of Class R Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Class R Certificates.

                  (e) Each Class R Certificate shall be subject to the restrictions on transfer provided in the applicable legends required to be set forth in the face of each Class R Certificate pursuant to Exhibit A hereto.

                  (f) The Certificate Registrar also may require, in certain circumstances, a certification from the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee concerning the factual basis for the registration or qualification exemption relied upon, and an Opinion of Counsel acceptable in form and substance to the Certificate Registrar, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and said state laws and is being made in accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"), which Opinion of Counsel shall not be an expense of the Certificate Registrar, the Issuer Trustee or the Issuer. Each Certificateholder will be deemed by its acceptance and holding of its Class R Certificate to agree that neither the Issuer nor the Certificate Registrar is under an obligation to or intends to register the Class R Certificates under the Securities Act or any other securities law.

                  (g) No transfer of a Class R Certificate shall be made unless and until the prospective transferee provides the Certificate Registrar with an affidavit, in the form of paragraph 7 of Exhibit B hereto, that the prospective transferee is not an employee benefit plan that is subject to all or a portion of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any retirement plan or arrangement that is subject to Section 4975 of the Code, nor


         Agreement of Trust
                                       10
         a person acting, directly or indirectly, on behalf of any such employee benefit plan, plan or arrangement (including an insurance company using funds in its general account that may constitute "plan assets") (each, a "Plan") and is not a governmental plan subject to any laws or regulations that are substantially similar to Section 406 of ERISA or
         Section 4975 of the Code, or a person acting, directly or indirectly, on behalf of any such government plan.

                  (h) A beneficial or record interest in a Class R Certificate may not be sold or transferred to a Disqualified Organization. Any attempted or purported transfer of an interest in a Class R Certificate shall be absolutely null and void and shall vest no rights in the purported transferee unless such transferee provides to the Certificate Registrar, who shall be responsible for forwarding it to Fannie Mae or Freddie Mac, as appropriate, (i) affidavits, in the forms provided as, respectively, Exhibits C-1 and C-2 hereto (the "Transferee Affidavits"), each to the effect that such prospective transferee is
         (A) not a Disqualified Organization and is not purchasing such Class R Certificate on behalf of a Disqualified Organization and (B) a U.S. Person and (ii) if requested by the Certificate Registrar, an opinion of counsel (in a form acceptable to the Certificate Registrar) that the proposed transfer will not cause such interest to be held by or on behalf of a Disqualified Organization. Such transferee shall also provide a cover letter addressed to the Issuer Trustee, the Authenticating Agent and the Certificate Registrar to the effect that the addressees of such letter may rely on the certifications made by such transferee in the Transferee Affidavits. In the event that the Class R Certificates shall be optionally redeemed, the Seller, as the assignee of the Depositor's right to cause the redemption of the Class R Certificates and, after the redemption, the owner of 100% of the beneficial ownership interest in the Issuer, shall be obligated to provide the Transferee Affidavits, a Transferee Certificate and, if requested by the Certificate Registrar, an opinion of counsel as described in this paragraph, as if the Seller were the prospective transferee for the purposes of this paragraph, to the Certificate Registrar. The Certificate Registrar shall be responsible for forwarding such documents to Fannie Mae or Freddie Mac, as appropriate.

                  (i) Notwithstanding anything contained herein to the contrary, neither the Issuer Trustee nor the Certificate Registrar shall be responsible for ascertaining whether any transfer complies with the registration provisions or exemptions from the Securities Act, the Exchange Act, applicable state securities law or the Investment Company Act; provided, however, that if a certificate is specifically required to be delivered to the Certificate Registrar by a purchaser or a transferee of a Class R Certificate, the Certificate Registrar shall be obligated to examine such certificate to determine whether it conforms to the requirements of this Agreement.

         Section 4.06. Mutilated, Destroyed, Lost or Stolen Certificates.

         In case any Class R Certificate becomes mutilated or defaced or lost, destroyed or stolen, then on the terms herein set forth, and not otherwise, the Issuer Trustee, at the direction of the Authenticating Agent, shall execute and the Authenticating Agent on behalf of the Issuer shall authenticate and deliver to the registered Holder a new Class R Certificate of like tenor and date, and bearing such identifying number or designation as the Authenticating Agent may determine, in exchange and substitution for, and upon cancellation of, the mutilated or defaced Class R Certificate, or in lieu of and in substitution for the same if lost, destroyed or stolen. The applicant for a new Class R Certificate pursuant to this Section 4.06 shall, in the case of any mutilated or defaced Class R Certificate, surrender such certificate to the Authenticating Agent and furnish to the Authenticating Agent, in the case of any lost, destroyed or stolen Class R Certificate, evidence satisfactory to the Authenticating Agent of such loss, destruction or theft and, in each case, evidence satisfactory to the Authenticating Agent of the ownership and authenticity of such Class R Certificate and shall pay all expenses and charges of such substitution and furnish such security or indemnity as may be reasonably required by the Issuer Trustee and the Authenticating Agent to indemnify


         Agreement of Trust
                                       11
and defend and save the Authenticating Agent and the Issuer Trustee harmless (provided, that the unsecured agreement of indemnity of any Certificateholder who is an Institutional Accredited Investor shall be deemed satisfactory, it being understood, that the Authenticating Agent may reasonably request information necessary to establish that any such holder is an Institutional Accredited Investor). Any defaced or mutilated Class R Certificate shall be destroyed by the Authenticating Agent, or retained in accordance with its standard retention policy, upon delivery by it of a new Class R Certificate to the Holder.

         Section 4.07. Persons Deemed Owners.

         Prior to due presentation of a Class R Certificate for registration of transfer, the Issuer, and any agent of the Issuer may treat the Person in whose name any Class R Certificate is registered as the owner of such Class R Certificate for the purpose of receiving distributions pursuant to Section 5.03 and for all other purposes whatsoever, and neither the Issuer nor any agent of the Issuer shall be affected by any notice to the contrary.

         Section 4.08. Access to List of Certificateholders' Names and
Addresses.

         The Certificate Registrar shall furnish or cause to be furnished to each Certificateholder, within 15 days after receipt by the Certificate Registrar of a written request therefor from such party, a list, in such form as such party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. Every Certificateholder, by receiving and holding a Class R Certificate, agrees that neither the Certificate Registrar nor any agent thereof, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders under this Agreement, regardless of the source from which such information was derived.

         Section 4.09. Maintenance of Office or Agency.

         The Issuer Certificate Agent shall maintain in New York City or Boston, Massachusetts, an office or offices or agency or agencies where Class R Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Class R Certificates and the Transaction Documents may be served. The Issuer Certificate Agent initially designates its office at Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111. Alternatively, the Issuer Certificate Agent may maintain an office at 61 Broadway, New York, New York 10006 as the office or agency for such purposes. The Issuer Certificate Agent shall give prompt written notice to the Certificateholders of any change in the location of the Certificate Register or any such office of agency.

         Section 4.10. Class R Certificates Held by The Depositor.

         For the purposes of determining whether the Certificateholders of the requisite percentage of the Outstanding Certificate Balance have taken any action authorized by this Agreement or the Indenture with respect to the giving of direction, instruction, consents or approvals or with respect to any other matter, any Class R Certificates known by the Certificate Registrar to be directly or indirectly owned by the Depositor or any of its Affiliates shall be disregarded and deemed not to be outstanding, unless the Depositor is the sole Certificateholder.

         Section 4.11. Appointment of the Certificate Paying Agent

                  (a) State Street Bank and Trust Company is initially appointed as paying agent for the Certificates (in such capacity, the "Certificate Paying Agent"). The Certificate Paying Agent shall


         Agreement of Trust
                                       12
         make distributions to the Certificateholders in accordance with Article
         V. The Certificateholders shall cause any successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Certificateholders to execute and deliver to the Issuer an instrument in which the successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Issuer that, as Certificate Paying Agent, the successor Certificate Paying Agent or additional Certificate Paying Agent will hold any sums held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled to them until those sums shall be paid to the appropriate Certificateholders. Subject to applicable law, the Certificate Paying Agent shall return to the Issuer all funds held for any Class R Certificate that remain unclaimed for a period of three years after such funds were set aside to be distributed to such Certificateholder, and upon removal of a Certificate Paying Agent, such Certificate Paying Agent shall also return all funds in its possession to the Issuer. Any reference in this Agreement to the Certificate Paying Agent shall include any co-Certificate Paying Agent unless the context requires otherwise.

                  (b) As set forth herein, the Person who serves as the Certificate Paying Agent shall also serve as the Authenticating Agent and the Certificate Registrar with respect to the Class R Certificates.

                  (c) State Street Bank and Trust Company, as Issuer Certificate Agent, Certificate Paying Agent, Authenticating Agent and Certificate Registrar hereunder (and any successor thereto) (i) shall receive as compensation for its services hereunder the fees specified in Section
         6.02 of the Indenture, subject to the limitations set forth therein (provided that the Issuer Certificate Agent will be separately compensated by the Seller for its services under Section 4.14 subject to a cap of $8,000.00) and (ii) shall have the same rights, protection, immunities and indemnifications as are available to the Issuer Trustee pursuant to Sections 8.06, 8.07 and 8.08 of this Agreement and to the Note Trustee under Section 10.01(d) and (e), 10.02, 10.05 and 10.07 of the Indenture.

         Section 4.12. Representations and Warranties of State Street Bank and Trust Company.

         State Street Bank and Trust Company, in its individual capacity, hereby represents and warrants to the Depositor and the Holders from time to time of the Class R Certificates that:

                  (a) Corporate Existence and Power. State Street is a trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as contemplated by this Agreement.

                  (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by State Street of this Agreement are within State Street's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation of the Commonwealth of Massachusetts, or of the Certificate of Incorporation or the Bylaws of State Street or of any agreement or other instrument binding upon State Street or result in the creation or imposition of any Lien on any asset of State Street.

                  (c) Binding Obligation. This Agreement has been duly authorized, and when executed and delivered by State Street, assuming the due authorization and delivery by each party thereto, shall constitute the legal, valid, enforceable and binding obligation of State Street, enforceable against it in accordance with its respective terms, except as subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting


         Agreement of Trust
                                       13
         the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                  (d) No Conflict. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated by this Agreement, (i) is prohibited by, or requires State Street to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, judgment, order, writ, injunction or decree that is binding upon State Street or any of its properties or assets, or (ii) will violate any provision of, result in any default or acceleration of any obligations under, result in the creation or imposition of any lien pursuant to, or require any consent under, any agreement to which State Street is a party or by which it or any of its property is bound.

                  (e) No Proceedings. There are no proceedings pending, or to the best knowledge of State Street, threatened against State Street before any Federal, provincial or other governmental agency, authority, administrator or regulatory body, arbitrator, court or other tribunal foreign or domestic, that could have a material adverse effect on the Issuer Assets or any action taken or to be taken by State Street under this Agreement.

         Section 4.13. Resignation, Removal and Replacement of the Issuer Certificate Agent.

                  (a) The Majority Certificateholders may remove the Issuer Certificate Agent if such Certificateholders determine in their sole discretion that the Issuer Certificate Agent has failed to perform its obligations under this Agreement in any material respect. The Issuer Certificate Agent may not resign and be discharged of the trust created by this Agreement unless (i) the Issuer Certificate Agent shall provide 30 days' written notice to the Issuer Trustee and the Certificateholders, (ii) the Issuer Certificate Agent shall locate a successor Issuer Certificate Agent satisfying the eligibility requirements for such successor Issuer Certificate Agent set forth in this Section 4.13, (iii) the Issuer Certificate Agent shall have agreed with such successor Issuer Certificate Agent as to fees and expenses to be paid to such successor Issuer Certificate Agent for serving as Issuer Certificate Agent with respect to the Class R Certificates so long as any Class R Certificates are Outstanding and, if such agreed-upon fees and expenses to be paid to the successor Issuer Certificate Agent exceed the amounts remaining in the Expense Reserve Account allocated to the Issuer Certificate Agent, the Issuer Certificate Agent shall make provisions for such shortfall in a manner satisfactory to such successor Issuer Certificate Agent and (iv) such successor Issuer Certificate Agent shall agree to be assigned all of the rights and powers, and to assume all of duties and obligations, of the Issuer Certificate Agent set forth in this Agreement and the other Transaction Documents. Any such removal or resignation shall take effect upon receipt by the predecessor Issuer Certificate Agent of an instrument of acceptance of appointment executed by a successor Issuer Certificate Agent as herein provided; provided that such Person shall be a bank or trust company incorporated and doing business within the United States of America, whose business shall include the providing of paying agent, registrar, and transfer agent services in asset securitization transactions and who will have a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Issuer Certificate Agent hereunder upon reasonable or customary terms. The appointment of the successor Issuer Certificate Agent shall take effect concurrently with (i) the removal or resignation of the former Issuer Certificate Agent and (ii) the ratification of the Transaction Documents by the successor Issuer Certificate Agent, and no removal or resignation of an Issuer Certificate Agent shall be effective absent the concurrent appointment of a successor Issuer Certificate Agent.


         Agreement of Trust
                                       14

                  (b) If a successor Issuer Certificate Agent shall not have been appointed within 60 days after such notice of resignation, the Issuer Certificate Agent or the Majority Certificateholders may apply to any court of competent jurisdiction to appoint a successor Issuer Certificate Agent to act until such time as a successor shall have been appointed as above provided.

                  (c) Any corporation into which the Issuer Certificate Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Issuer Certificate Agent shall be a party, or any corporation to which substantially all the corporate trust business of the Issuer Certificate Agent may be transferred, shall, subject to such corporation satisfying in all respects the requirements set forth in
         Section 8.05(a), be the Issuer Certificate Agent hereunder without further action.

         Section 4.14. Reporting.

         The Issuer Certificate Agent, on behalf of the Issuer, will file all reports as required by the Securities and Exchange Commission ("SEC") pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 314(a) of the Trust Indenture Act of 1939, as amended. Within 15 days of filing any such report, the Issuer Certificate Agent will deliver a copy of the filed report to the Note Trustee. The Issuer Certificate Agent's responsibilities hereunder shall be to file monthly reports on Form 8-K attaching a copy of the current Account Statement and an Annual Report on Form 10-K after the end of each fiscal year of the Issuer, within the time frames required under the Exchange Act and the rules and regulations promulgated thereunder. The Issuer Certificate Agent is hereby authorized and directed to cause the suspension of the periodic reporting requirements with respect to the Issuer and the Notes pursuant to Section 15(d) of the Exchange Act, by filing a Form 15 with the SEC and taking all other action to cause such suspension, as soon as the Notes are eligible to have such periodic reporting requirements suspended pursuant to Section 15(d) of the Exchange Act.

                                   ARTICLE V:
                            CERTIFICATE DISTRIBUTIONS


         Section 5.01. Payments From Issuer Estate.

         All payments to be made by the Issuer Certificate Agent on behalf of the Issuer under this Agreement or any of the documents to which the Issuer is a party shall be made only from the income and proceeds of the Issuer Estate and only to the extent that the Issuer shall have received income or proceeds from the Issuer Estate to make such payments in accordance with the terms hereof and the Indenture.

         Section 5.02. Establishment of Trust Agreement Collection Account

         (a) The Issuer Certificate Agent will establish and maintain a special purpose, non-interest bearing trust account at the Account Bank for the benefit of the Certificateholders, subject to Section 5.03(a) (the "Trust Agreement Collection Account"). The Trust Agreement Collection Account shall be under the sole dominion and control of the Issuer Certificate Agent on behalf of the Certificateholders, subject to Section 5.03(a). Only the Issuer Certificate Agent shall be entitled to withdraw funds from the Trust Agreement Collection Account and only the Issuer Certificate Agent shall be an authorized signatory on the Trust Agreement Collection Account. The Issuer Certificate Agent shall withdraw funds from the Trust Agreement Collection Account only pursuant to and in accordance with this Agreement.

         (b) All Available Funds on deposit from time to time in the Trust Agreement Collection Account and in all proceeds thereof (including all income thereon) shall constitute part of the Issuer Estate.


         Agreement of Trust
                                       15

         Section 5.03. Certificate Distributions.

         Subject to the provisions of Sections 5.04 and 6.02, the Issuer Certificate Agent shall distribute all Available Funds pursuant to and in accordance with this Section 5.03.

                  (a) Payments to Issuer Trustee and Note Trustee. In the event the Issuer Trustee, the Issuer Certificate Agent, or the Note Trustee has a valid claim for reimbursement of expenses or indemnification pursuant to Sections 4.11(c), 8.06 or 8.07 of this Agreement or Section
         10.07 of the Indenture, as applicable, all amounts in the Trust Agreement Collection Account (other than amounts representing collections of principal payments on the Series 2203 Freddie Mac Security) ("Residual Collections") shall be allocated and distributed, pari passu to the Issuer Trustee, the Issuer Certificate Agent and the Note Trustee to the extent of their respective claims for such expense reimbursement or indemnification.

                  (b) Distribution of Principal. On any Monthly Payment Date, until the Outstanding Certificate Balance of the Class R Certificates has been reduced to zero, all amounts in the Trust Agreement Collection Account representing collections of principal payments on the Series 2203 Freddie Mac Security after the Cut-off Date and, following any payment made pursuant to Section 5.03(a), any other amounts in the Trust Agreement Collection Account shall be allocated and distributed to the Certificateholders pro rata in reduction of the Outstanding Certificate Balance of the Class R Certificates.

                  (c) Distributions of Investment Yield. The Class R Certificates have no stated interest rate. After the Issuer has paid all principal of and interest on the Notes in full and after the Outstanding Certificate Balance of the Class R Certificates has been reduced to zero by application of distributions on Monthly Payment Dates as provided in Section 5.03(b) above, any remaining amounts remitted to the Trust Agreement Collection Account and held therein on a Monthly Payment Date shall be allocated and distributed to the Certificateholders pro rata on such Monthly Payment Date as additional investment yield.

                  (d) Excess Payments. Each Certificateholder shall be deemed to agree, by its acceptance of a Class R Certificate, that it shall promptly remit to the Issuer Certificate Agent for payment in accordance with this Section 5.03 any excess payment it has received.

                  (e) All payments made to the Certificateholders on any Monthly Payment Date shall be made to the Certificateholders of record as of the Record Date.

                  (f) The Certificateholders shall be entitled to receive distributions hereunder on any Monthly Payment Date by wire transfer to the account specified in writing by the applicable Certificateholder to the Issuer Certificate Agent. In each case, the account must be specified in writing no later than the Record Date for the applicable Monthly Payment Date on which wire transfers will commence.

                  (g) It is the parties' intent that the Class R Certificates be a "fixed income security" as defined in clause (b)(2) of Rule 3a-7 promulgated under the Investment Company Act of 1940, as amended. Substantially all of the payments to which the Class R Certificates are entitled consist of the sum of (1) its stated principal amount of $465,600, (2) an amount equal to the portion of the interest received on the Agency Securities that is used to make payments of principal on the Notes, less an amount equal to the principal balance of the Class R Certificates at the time at which the Notes are paid in full, and (3) 100% of the interest accrued on the Agency Securities at any time after the Notes are paid in full.


         Agreement of Trust
                                       16

         Section 5.04. Redemption of the Class R Certificates

                  (a) Full Redemption on Final Scheduled Monthly Payment Date. The Class R Certificates will be redeemed or paid in full on or before December 1, 2029 (the "Final Scheduled Monthly Payment Date") to the extent not redeemed or paid prior thereto.

                  (b) Optional Certificate Redemption. The Depositor or its assignee may, by written demand to the Issuer Certificate Agent, cause the Issuer to redeem on a Monthly Payment Date all but not less than all of the Class R Certificates at a price equal to 105% of the Outstanding Certificate Balance of the Class R Certificates on such Monthly Payment Date (the "Optional Certificate Redemption Amount"). Such demand shall be delivered at least 10 calendar days but no more than 25 calendar days prior to the Monthly Payment Date on which the redemption is to occur. Prior to any redemption of the Class R Certificates, the Optional Certificate Redemption Amount shall be deposited into the Trust Agreement Collection Account by the Depositor or its assignee no later than the 9th calendar day prior to such Monthly Payment Date selected for redemption of the Class R Certificates. Such redemption shall occur on the Monthly Payment Date specified in the written notice, which date shall be on or after the earlier of (A) March 1, 2005 and (B) the first Monthly Payment Date on which the remaining balance of the Agency Securities shall be equal to or less than 20% of the principal amount of the Agency Securities (at original issuance), after giving effect to any principal payments on such Monthly Payment Date (the "Permitted Certificate Redemption Date"). Upon redemption of the Class R Certificates, the party that effected the redemption by depositing the Optional Certificate Redemption Amount shall own the entire beneficial ownership interest in the Issuer until the Notes are redeemed or paid in full and the Issuer is terminated, and such party shall have the right to direct redemption of the Notes pursuant to the Indenture. Such party's ownership interest in the Issuer shall be subject to the same ownership and transfer restrictions as the Class R Certificates, which are set forth in
         Section 4.05 hereof.

                  (c) Assignment of Optional Redemption Rights. Pursuant to the Purchase Agreement, the Depositor has assigned all of its rights to direct the Issuer to redeem the Class R Certificates pursuant to
         Section 5.04(b) above to the Seller, and the Issuer Trustee and the Issuer Certificate Agent hereby acknowledge such assignment and agree to act in accordance with the directions of the Seller under this
         Section 5.04. No further assignment of this right shall be effective unless and until the Issuer Trustee and the Issuer Certificate Agent have been notified of such assignment in writing by the Seller or the entity whom the Issuer Trustee and the Issuer Certificate Agent most recently have been notified by the Seller is the assignee of such right.

         Section 5.05. Account Statements; Other Reports

                  (a) Within five Business Days following each Monthly Payment Date, the Issuer Certificate Agent shall furnish or make available to the Issuer Trustee and each Certificateholder a statement (an "Account Statement") setting forth the status of the Note Collection Account, the Interest Reserve Account, the Expense Reserve Account and the Trust Agreement Collection Account, showing, for the related Interest Accrual Period, deposits in or withdrawals from the Note Collection Account, the Interest Reserve Account, the Expense Reserve Account and the Trust Agreement Collection Account and proceeds of investments of funds in the Note Collection Account, the Interest Reserve Account and the Expense Reserve Account. The Account Statement shall also set forth the following information: (i) the Outstanding Principal Amounts of each class of the Notes and the Outstanding Certificate Balance of the Class R Certificates, respectively, as of the close of business on the first day of the immediately preceding Interest Accrual Period; (ii) the


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                                       17
         amounts in the Note Collection Account, the Interest Reserve Account, the Expense Reserve Account and the Trust Agreement Collection Account as of the end of the immediately preceding Interest Accrual Period;
         (iii) the amounts of such funds in the Note Collection Account (and, if any, the Interest Reserve Account) applied toward the payment of any
         Note Interest Amount on either Class of the Notes on the preceding Monthly Payment Date; (iv) the amount, if any, of such amounts in the Note Collection Account applied toward the reduction of the Outstanding Principal Amount of each Class of the Notes on the preceding Monthly Payment Date; (v) the amounts, if any, of such amounts in the Trust Agreement Collection Account applied toward the reduction of the Outstanding Certificate Balance of the Class R Certificates and to pay investment yield on the Class R Certificates on the preceding Monthly Payment Date; and (vi) the Outstanding Principal Amount of each Class of the Notes and the Outstanding Certificate Balance of the Class R Certificates, respectively, as of the close of business on the preceding Monthly Payment Date after distributions are made on the Notes and Certificates, as applicable, on such Monthly Payment Date.

                  Promptly following the receipt of any tax or information reports that it receives relating to the Agency Securities, the Issuer Certificate Agent (or, to the extent that any such reports are received by the Issuer Trustee, the Issuer Trustee) shall forward to each Certificateholder a copy of any tax or information reports that it receives relating to the Agency Securities.

                  The Issuer Certificate Agent shall supply to the Note Trustee any and all information requested by the Note Trustee to enable it to prepare and furnish the reports it is required to furnish to Noteholders pursuant to the Indenture.

                  (b) The Internal Revenue Service has proposed regulations requiring certain reporting by trustees to holders of "widely held fixed investment trusts." To avoid the expense of any such reporting, by acquiring the Class R Certificates, whether on original issue or in a secondary purchase, each Certificateholder agrees as follows:

                           (i) The Certificateholder shall hold such Class R
                  Certificates directly and not through a "middleman." For this purpose, a "middleman" is any person who holds an interest on behalf of, or for the account of, another person, or who otherwise acts in a capacity as an intermediary for the account of another person, including, without limitation, a custodian, such as a bank, financial institution or brokerage firm; a nominee, including the joint owner of an account, except if the joint owners are husband and wife; or a broker holding an interest for a customer in street name.

                           (ii) If Proposed Treasury Regulations Section
                  1.671-4(j) shall become final in a form which permits such Certificateholder to request quarterly information, the Certificateholder agrees that it shall request such information only upon making provision for additional compensation to the Issuer Certificate Agent for the expenses of providing such information.

                           (iii) The Certificateholder agrees not to transfer
                  such Class R Certificates to any person unless such person agrees to these provisions in writing for the benefit of the Issuer.

                  (c) The Issuer Certificate Agent, on behalf of the Issuer, shall supply to any prospective transferee of Class R Certificates pursuant to Rule 144A of the Securities Act, upon request of the transferor, the information required under Rule 144A(d)(4) promulgated under the


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                                       18

         Securities Act of 1933, as amended. The Issuer Certificate Agent shall only be responsible for furnishing information relating to the Agency Securities, the Note Collection Account, the Interest Reserve Account, the Expense Reserve Account, the Trust Agreement Collection Account, the Notes and the Class R Certificates under this Section 5.05(c), and the Issuer Certificate Agent shall have no responsibility for the accuracy of any such information supplied to it by another person nor for the sufficiency of the information so supplied by it to any prospective transferee.

         Section 5.06. Books and Records

         The Issuer Certificate Agent shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all moneys under this Agreement. The Issuer Certificate Agent will forward to the Certificateholders copies of any bill or invoice requiring payment by the Issuer for services rendered or other correspondence regarding amounts owed or expenses incurred by the Issuer promptly upon receipt. To the extent that any such bills or invoices are received by the Issuer Trustee, the Issuer Trustee will forward such bills or invoices to the Issuer Certificate Agent promptly upon receipt. The Certificateholders shall be responsible for causing to be prepared and filed, at their respective expense, all income tax returns required to be filed by the Certificateholders. The Certificateholders shall also be responsible for causing to be prepared and filed, at their expense, all income tax returns, if any, required to be filed for the trust created hereby and shall execute and file such returns, with a copy sent to the Issuer Certificate Agent. The Issuer Certificate Agent, upon request, will furnish the Certificateholders with all such information in its possession as may be reasonably required from the Issuer Certificate Agent in connection with the preparation of all income and tax returns. Upon written request of the Certificateholders, the Issuer Trustee shall execute and file such returns prepared by the Certificateholders.

                                   ARTICLE VI:
                         CERTIFICATE TERMINATION EVENTS

         Section 6.01. Certificate Termination Events.

         A Certificate Termination Event (provided that none of the following shall constitute a Certificate Termination Event until all of the Notes are paid in full) shall occur if:

                  (a) failure by the Issuer to make (or cause to be made on its behalf) a redemption in full on or before the Final Scheduled Monthly Payment Date of the Class R Certificates;

                  (b) failure by the Issuer to make (or cause to be made on its behalf) on any Monthly Payment Date a distribution to Certificateholders of the Available Funds (as reduced by any payments pursuant to Section 5.03(a) on such Monthly Payment Date) for such Monthly Payment Date.

                  (c) failure by the Issuer duly to observe or to perform any other covenant or agreement of the Issuer under this Agreement, the Class R Certificates or any other Transaction Document (as defined in this Agreement), as the case may be, which failure (i) materially adversely affects the rights of the Certificateholders and (ii) continues unremedied for a period of 30 days (or, with respect to any covenant or agreement relating to the remittance of distributions and other amounts by the Issuer, a period of 5 days) after the earlier of
         (x) a responsible officer of the Issuer becoming aware of such default and (y) the giving of written notice of such failure by the Issuer Certificate Agent or by any Certificateholder;


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                                       19

                  (d) any representation, warranty, certification or statement made by the Issuer in this Agreement or in any Transaction Document, financial statement or other document delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made (or deemed made);

                  (e) (i) the Issuer shall become insolvent or bankrupt; or shall admit in writing its inability to pay its debts or honor its obligations, or shall apply to any tribunal for the appointment of a receiver, liquidator or trustee of or for itself or for all or any substantial part of its property or assets; (ii) a receiver, liquidator or trustee of or for the Issuer (or for all or any substantial part of its property or assets) is appointed and not discharged within 60 days; or (iii) any bankruptcy, insolvency, reorganization, arrangement or liquidation proceedings (or similar proceedings analogous in purpose and effect) shall be instituted by or against the Issuer, or any supervisory authority having jurisdiction in the premises shall have taken possession of the business or property of the Issuer with a view to the liquidation of its affairs or the conservation of its assets, and in either case, are consented to by the Issuer, or are not dismissed within 60 days;

                  (f) the rendering of any final judgment, enforceable in any competent court, against the Issuer, for the payment of money equal to or in excess of U.S. $10,000, and such judgment shall not be discharged or dismissed or execution thereon stayed pending appeal within 60 days after entry; or

                  (g) the Certificate of Trust, this Agreement or other related organizational documents of the Issuer shall be amended without the written consent of the Majority Certificateholders and, where required hereunder or the Indenture, the Noteholders.

         Section 6.02. Consequences of a Certificate Termination Event.

         If a Certificate Termination Event with respect to the Class R Certificates occurs and is continuing, the Issuer Certificate Agent at the direction of the Majority Certificateholders will cause the Issuer to be dissolved and terminated, or, upon the occurrence of the Certificate Termination Event described in Section 6.01(e), the Issuer Certificate Agent shall cause the Issuer to be dissolved and terminated without any notice from Certificateholders. Upon any such dissolution, all of the property of the Issuer (other than amounts in the Expense Reserve Account) will be distributed by the Issuer Certificate Agent pro rata to the Certificateholders, subject to the payment provisions for liabilities as required by Section 3808 of the Act. The Issuer Trustee shall comply with all directions given to it by the Issuer Certificate Agent to the extent any action by the Issuer Trustee is required to enable the Issuer Certificate Agent to perform its duties hereunder.

         Section 6.03. Issuer Certificate Agent Termination Events.

         Upon the occurrence of either of the events specified in clauses (a) and (b) of Section 6.01 (each, an "Issuer Certificate Agent Termination Event"), the Majority Certificateholders may, or the Issuer Trustee at the direction of the Majority Certificateholders will, replace the Issuer Certificate Agent in accordance with Section 4.13.


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                                       20

                                  ARTICLE VII:
                     RIGHTS, OBLIGATIONS, POWERS AND STATUS
                            OF THE CERTIFICATEHOLDERS

         Section 7.01. Management of the Issuer.

         It is the intention of the parties hereto, and the Certificateholders by their acceptance of their Class R Certificate(s) shall be deemed to agree, that the Issuer Trustee's duties are to be ministerial in nature only. The Certificateholders shall have the exclusive right and obligation to determine the matters herein referenced to be determined by the Certificateholders and to direct the Issuer Trustee (and the Issuer Certificate Agent, as the case may be) to carry out and accomplish such matters, and the Certificateholders, in that capacity, subject to the provisions of the Act, the other provisions of this Agreement and the Transaction Documents, shall direct the Issuer Trustee (and the Issuer Certificate Agent, as the case may be) in the management of the business and affairs of the Issuer in order best to carry out the Issuer's purposes.

         Section 7.02. Bankruptcy, Dissolution or Termination of any Certificateholder.

         The incapacity, dissolution, termination or bankruptcy of any Certificateholder shall not result in the termination or dissolution of the Issuer.

         Section 7.03. Creditors of the Certificateholders.

         As is provided in paragraph (b) of Section 3805 of the Act, no creditor of a Certificateholder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the Issuer Estate.

         Section 7.04. Certain Rights of the Majority Certificateholders.

         The Majority Certificateholders shall have the right to direct the following matters on behalf of all Certificateholders:

                  (a) directing the Issuer Trustee in accordance with Sections 7.01, 8.01(d) and 8.01(f);

                  (b) instructing the Issuer Trustee to amend the Certificate of Trust in accordance with Section 8.03(a) or 12.07;

                  (c) appointing a replacement Issuer Trustee pursuant to
         Section 8.05;

                  (d) instructing the Issuer Trustee to appear in, prosecute or defend any action in accordance with Section 8.08(a); and

                  (e) instructing the Issuer Certificate Agent as to the exercise, at such Majority Certificateholders expense, of the Issuer Certificate Agent's authority under Section 8.02, taking any action with regard to the Issuer Certificate Agent pursuant to Section 4.13, or removing or appointing a replacement Issuer Certificate Agent pursuant to Section 6.03 and Section 4.13.

         Section 7.05. Tax Status.

                  (a) It is the intention of the parties hereto, and the Certificateholders by their acceptance of their Class R Certificate(s) shall be deemed to agree, that for Federal income tax purposes, the Issuer and the ownership of the Class R Certificates shall be treated as follows:


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                                       21

                           (i) At such time as there is only one
                  Certificateholder, the Issuer shall be treated as a disregarded entity and the Certificateholder shall be treated as holding the assets of the Issuer directly and shall report the income of the Issuer accordingly.

                           (ii) At such time as there is more than one
                  Certificateholder, the Issuer shall be treated as a partnership and each Certificateholder shall be treated as a partner of the partnership. The period for which there is more than one Certificateholder shall be divided into accounting periods, with a new accounting period beginning at the beginning of each taxable year and at the time that the identity of any Certificateholder changes. The Issuer's income shall be divided among such accounting periods using any reasonable convention. The income for any accounting period shall be allocated to the Certificateholders who hold Class R Certificates during such periods in proportion to the original face amount of the Class R Certificates held by the Certificateholders. The Certificateholder holding the largest original face amount of Class R Certificates shall act as "Tax Matters Partner" within the meaning of Code section 6231(a)(7) of the deemed partnership and shall be responsible for the preparation and filing of the partnership tax return. The Tax Matters Partner may vary the allocation provided for herein to the extent it deems it advisable to satisfy the requirements of Code section 704(b) and the Treasury Regulations promulgated thereunder.

                  If the Class R Certificates have been redeemed, the entity who directed such redemption pursuant to Section 5.04, and who deposited the Optional Certificate Redemption Amount, shall be considered the sole Certificateholder for purposes of this Section 7.05 until the Issuer is terminated.

                  (b) The Notes will be treated as indebtedness of the Issuer.

                  (c) To the extent that any of the parties hereto is required to report any item of income, gain, loss, deduction or credit relating to the Issuer for United States federal, state or local income tax purposes, such party shall report such item in a manner consistent with the characterization intended by this Section 7.05 and shall not take any contrary position on any tax return or report relating to the United States federal, state or local income taxes or take any other action which is inconsistent with such characterization.

                                  ARTICLE VIII:
        CONCERNING THE ISSUER TRUSTEE AND CHRISTIANA BANK & TRUST COMPANY

         Section 8.01. General

                  (a) In the exercise or administration of the Issuer hereunder, the Issuer Trustee at the expense of the Issuer (to be paid as provided in Section 8.07) (i) may act directly or through agents or attorneys pursuant to agreements entered into with any of them, and the Issuer Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Issuer Trustee with reasonable care; and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by the Issuer Trustee, and it shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled Persons.

                  (b) Except as expressly provided herein, (i) in accepting the trust hereby created, Christiana Bank & Trust Company acts solely as Issuer Trustee hereunder and not in its individual


         Agreement of Trust
                                       22
         capacity, and (ii) all Persons having any claim against the Issuer or the Issuer Trustee by reason of the transactions contemplated by this Agreement shall look only to the Issuer Estate for payment or satisfaction thereof.

                  (c) Except in accordance with the written instructions furnished by the Majority Certificateholders and except as provided herein, the Issuer Trustee shall have no duty to (i) see to any recording or filing of any document, or (ii) see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Issuer.

                  (d) The Issuer Trustee will manage the business and affairs of the Issuer in accordance with the terms of the Act and the Transaction Documents subject to Section 8.02(b); provided, however, that the Issuer Trustee undertakes to perform only such duties as are specifically set forth in this Agreement or as the Issuer Trustee may be duly directed from time to time in writing by the Majority Certificateholders in accordance with and subject to the Transaction Documents and as the Issuer Trustee is required to in order to comply with the Transaction Documents. The Issuer Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Issuer or to otherwise take or refrain from taking any action under this Agreement or the other Transaction Documents except as expressly required by the terms hereof (or of the other Transaction Documents) or as expressly provided in written instructions from the Majority Certificateholders in accordance with the Transaction Documents, and no implied duties or obligations shall be read into this Agreement and the other Transaction Documents against the Issuer Trustee. The Issuer Trustee shall not be required to take any action under this Agreement and the other Transaction Documents if the Issuer Trustee shall have reasonable grounds for believing that repayment of such funds or indemnification, in manner and form satisfactory to this Issuer Trustee, against any liability, cost or expense (including reasonable counsel fees and disbursements) which may be incurred in connection therewith, is not reasonably assured or provided to it. Christiana Bank & Trust Company nevertheless agrees that it will, at its own cost and expense (and not at the expense of the Issuer), promptly take all action as may be necessary to discharge any Liens on any part of the Issuer Estate which are attributable to actions by or claims against Christiana Bank & Trust Company that are not related to the ownership of any part of the Issuer Estate or the administration of the Issuer Estate or the transactions contemplated by this Agreement.

                  (e) The Issuer Trustee shall not be required to take any action under this Agreement if the Issuer Trustee shall reasonably determine or shall have been advised by counsel that such action is contrary to the terms of this Agreement or is otherwise contrary to law.

                  (f) Whenever the Issuer Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement, or is unsure as to the application, intent, interpretation or meaning of any provision hereof, the Issuer Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting written instructions as to the course of action to be adopted, and, to the extent the Issuer Trustee acts in good faith in accordance with any such appropriate written instruction received from the Majority Certificateholders, the Issuer Trustee shall not be liable on account of such action or inaction to any Person. If the Issuer Trustee shall not have received appropriate written instructions within ten days of providing such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its


         Agreement of Trust
                                       23
         view, with this Agreement and as it shall deem to be in the best interests of the Certificateholders, and the Issuer Trustee shall have no liability to any Person for any such action or inaction.

                  (g) In no event whatsoever shall the Issuer Trustee be liable for any representation, warranty, covenant, agreement, indebtedness or other obligation of the Issuer; provided, however, the foregoing shall, in no event whatsoever, relieve the Issuer Trustee from any liability resulting from the Issuer Trustee's bad faith, willful misconduct or gross negligence.

                  (h) The Issuer Trustee may rely upon and shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Issuer Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Issuer Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or any assistant treasurer or the secretary or any assistant secretary (or equivalent position) of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Issuer Trustee for any action taken or omitted to be taken by it in good faith reliance thereon.

                  (i) Except as expressly provided or warranted by the Issuer Trustee herein, the recitals contained in this Agreement and in the Class R Certificates shall be taken as statements of the Depositor, and the Issuer Trustee assumes no responsibility for their correctness. Except as expressly provided or warranted by the Issuer Trustee herein, the Issuer Trustee makes no representations as to the validity or sufficiency of this Agreement or the Class R Certificates or of any of the assets of the Issuer or the documents relating to the assets of the Issuer.

         Section 8.02. Acceptance of the Issuer

                  (a) The Issuer Trustee declares that it accepts the trust hereby created and agrees to perform its duties under this Agreement and the Act but only upon the terms of this Agreement and as contemplated by the Transaction Documents.

                  (b) It is understood and agreed that the duties and responsibilities of the Issuer Trustee shall be limited to (i) accepting legal process served on the Issuer in the State of Delaware,
         (ii) the execution, delivery and filing of all documents, and the maintenance of all records, necessary to form and maintain the existence (or to terminate the existence of) of the Issuer under the Act, (iii) monitoring changes to the Act insofar as such changes may affect the existence of the Issuer under the Act and this Agreement, and advising the Certificateholders when action is necessary to comply with the Act and (iv) such other duties and responsibilities of the Issuer Trustee as set forth herein and in the other Transaction Documents. The Issuer Trustee shall have the duties, obligations and responsibilities explicitly set forth herein and in the other Transaction Documents only. Any other reference to the Issuer shall mean that the Issuer Certificate Agent has the authority to take any action or exercise any power on behalf of the Issuer in its capacity as Issuer Certificate Agent and shall be the sole responsibility of State Street. The Issuer Certificate Agent, on behalf of the Issuer Trustee, will prepare, furnish and file any and all reports or notices as required by the Terms Indenture. Without limiting the generality of the foregoing, the Issuer Trustee agrees that the Issuer Certificate Agent shall have the absolute power to act for the Issuer in all circumstances in which it is provided herein that the Issuer Certificate Agent shall perform certain action, including without limitation, redemptions of the Class R Certificates or the Notes pursuant to Sections 5.04


         Agreement of Trust
                                       24
         and 9.01 hereof, and actions upon a Certificate Termination Event pursuant to Section 6.02, and that such actions by the Issuer Certificate Agent will constitute acts of the Issuer.

                  (c) Except as otherwise expressly required by Sections 8.01(g) and 8.02(b) above, the Issuer Trustee shall not have any duty or liability with respect to the Issuer.

                  (d) Except for the representations, warranties and covenants set forth in Sections 8.04 and 8.01(d) hereof, in accepting and performing the trust hereby created, the Issuer Trustee acts solely as the trustee hereunder and not in its individual capacity, and all persons having any claim against the Issuer Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Issuer Estate for payment or satisfaction thereof.

         Section 8.03. Authority and Duties of the Issuer Trustee

                  (a) The Issuer Trustee is authorized and directed to execute and deliver this Agreement, the Indenture, the Deposit Agreement, the Underwriting Agreement and the Certificate Placement Agreement, and each certificate or other document attached as an exhibit to or contemplated by any such agreement. The execution and delivery of, and performance of the terms of, the Indenture, the Underwriting Agreement, the Certificate Placement Agreement, the Deposit Agreement and each certificate or other document attached as an exhibit to or otherwise expressly contemplated by any such agreement shall be deemed not to conflict with or constitute a breach or default under this Agreement. The Issuer Trustee shall have only such authority and duties as are expressly set forth in this Agreement or the other Transaction Documents. The Issuer Trustee shall, upon the written instruction of the Majority Certificateholders, to the extent permitted by, and subject to the conditions contained in, the Transaction Documents, (i) amend the Certificate of Trust (provided that such amendment may only be made with the prior written consent of the holders of at least two-thirds of the Notes by Outstanding Principal Amount, and if the Issuer Trustee was not instructed by the Majority Certificateholders to make such amendment, the Issuer Trustee shall have received the prior written consent of the Majority Certificateholders), (ii) (x) amend any provision of the Indenture in accordance with the terms thereof and (y) appoint or approve of a replacement Note Trustee in accordance with the terms of the Indenture and (iii) execute, acknowledge, deliver, file or record any document or instrument necessary or appropriate to carry out the provisions of this Agreement, the Indenture or the Deposit Agreement in such form as is provided to it; provided that such action does not alter the rights, powers and duties of the Issuer Trustee as set forth in this Article VIII.

                  (b) The Issuer Trustee shall have the power and authority to execute, deliver, acknowledge and file all necessary documents and to maintain all necessary records of the Issuer as required by the Act.

                  (c) The Issuer Trustee shall not have the right to make an election with the Internal Revenue Service that would cause the Issuer not to be disregarded as an entity for federal income tax purposes.

                  (d) It is expressly understood and agreed by the parties that each of the representations, undertakings, covenants and agreements made on the part of the Issuer herein is made and intended not as a personal representation, undertaking, covenant or agreement by the Issuer Trustee, but is made and intended for the purpose of binding the Issuer. The Issuer Trustee shall not be under any liability to the Issuer Certificate Agent, the Certificateholders, the Depositor or any other Person for any action taken or for refraining from the taking of any action in its


         Agreement of Trust
                                       25
         capacity as Issuer Trustee pursuant to this Agreement; provided, however, that this provision shall not protect the Issuer Trustee against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. The Issuer Trustee may rely in good faith on any document of any kind prima facie properly executed and submitted by any other Person respecting any matters arising hereunder.

                  (e) The obligations of the Issuer under this Agreement and the Class R Certificates are obligations solely of the Issuer. This Agreement and the Class R Certificates do not represent an obligation of, or an interest in, the Issuer Trustee or any of its affiliates and no recourse may be had against the Issuer Trustee or its assets, except as may be expressly set forth or contemplated herein or in the Class R Certificates.

         Section 8.04. Representations and Warranties of Christiana Bank & Trust Company.

         Christiana Bank & Trust Company, in its individual capacity, hereby represents and warrants to the Depositor and the Holders from time to time of the Class R Certificates that:

                  (a) Corporate Existence and Power. Christiana Bank is a banking corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as contemplated by this Agreement.

                  (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by Christiana Bank of this Agreement are within Christiana Bank's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation of the State of Delaware or of the Certificate of Incorporation or the Bylaws of Christiana Bank or of any agreement or other instrument binding upon Christiana Bank or result in the creation or imposition of any Lien on any asset of Christiana Bank.

                  (c) Binding Obligation. This Agreement has been duly authorized, and when executed and delivered by Christiana Bank, assuming the due authorization and delivery by each party hereto, shall constitute the legal, valid, enforceable and binding obligation of Christiana Bank, enforceable against it in accordance with its respective terms, except as subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                  (d) Compliance with Act. Christiana Bank complies with all the requirements of the Act relating to the qualification of a trustee of a Delaware statutory business trust.

         Section 8.05. Resignation of the Issuer Trustee.

                  (a) The Issuer Trustee may not resign and be discharged of the trust created by this Issuer Trust Agreement unless (i) the Issuer Trustee shall provide 30 days' written notice to the Certificateholders, (ii) the Issuer Trustee shall locate a successor Issuer Trustee satisfying the eligibility requirements for such successor Issuer Trustee set forth in this Section 8.05, (iii) the Issuer Trustee shall have agreed with such successor Issuer Trustee as to fees and expenses to be

         Agreement of Trust
                                       26
         paid such successor Issuer Trustee for serving as Issuer Trustee with respect to the Issuer so long as any Class R Certificates or Notes are Outstanding and, if such agreed-upon fees and expenses to be paid the successor Issuer Trustee exceed the amounts remaining in the Expense Reserve Account allocated to the Issuer Trustee, the Issuer Trustee shall make provisions for such shortfall in a manner satisfactory to such successor Issuer Trustee and (iv) such successor Issuer Trustee shall agree to be assigned all of the rights and powers, and to assume all of duties and obligations, of the Issuer Trustee set forth in this Agreement and the other Transaction Documents, and such resignation shall take effect upon receipt by the predecessor Issuer Trustee of an instrument of acceptance of appointment executed by a successor Issuer Trustee as herein provided and consented to by at least two-thirds of the Noteholders and the Majority Certificateholders (such consent to be deemed consent to the certificate of amendment provided for in Section 8.05(d); provided that such Person shall in all respects satisfy the requirements of Section 3807 of the Act, or any successor provision, and shall be a bank or trust company incorporated, or a banking association organized, and doing business within the United States of America, whose business shall consist at least in part as serving as Issuer Trustee in asset securitization transactions and having a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Issuer Trustee hereunder upon reasonable or customary terms. The appointment of the successor Issuer Trustee shall take effect concurrently with the resignation of the former Issuer Trustee, and no resignation of an Issuer Trustee shall be effective absent the concurrent appointment of a successor Issuer Trustee.

                  (b) If a successor Issuer Trustee shall not have been appointed within 60 days after such notice of resignation, the Issuer Trustee or the Majority Certificateholders may apply to any court of competent jurisdiction to appoint a successor Issuer Trustee to act until such time as a successor shall have been appointed as above provided.

                  (c) Any corporation or banking association into which the Issuer Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Issuer Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Issuer Trustee may be transferred, shall, subject to such corporation or banking association satisfying in all respects the requirements set forth in Section 8.05(a), be the Issuer Trustee hereunder without further action.

                  (d) Upon the substitution of the Person serving as Issuer Trustee, the successor Issuer Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the Act, indicating the change in the Issuer Trustee and no other change.

         Section 8.06. Indemnification.

                  (a) Each of the Issuer Trustee, its officers, directors, employees, shareholders and agents (collectively the "Indemnified Persons" or individually an "Indemnified Person") will be indemnified, protected, and held harmless from and against any and all liabilities, obligations, losses, damages, actions, judgments, suits, proceedings, taxes, costs, expenses and disbursements of any kind or nature whatsoever including, without limitation, all reasonable legal fees, costs and expenses of defense, appeal and settlement of any and all suits, actions, or proceedings instituted against such Indemnified Person or the Issuer and all reasonable costs of investigation in connection therewith that may be imposed on, incurred by, or asserted against an Indemnified Person relating to or arising out of any action or inaction on the part of the Issuer or an


         Agreement of Trust
                                       27

         Indemnified Person in respect of the Issuer; provided, that a court of competent jurisdiction has not found such liabilities to have resulted primarily from such Indemnified Person's own bad faith, willful misconduct or gross negligence. The Indemnified Persons' rights to indemnification as provided herein shall survive the termination of this Agreement.

                  (b) The Issuer Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or the other Transaction Documents, the validity, value or genuineness of any Issuer asset or for the execution hereof or performance of the obligations of any other party hereunder. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the Issuer Trustee otherwise existing at law or in equity, replace such other duties or liabilities of the Issuer Trustee to the extent permissible under law or in equity. Notwithstanding anything contained herein to the contrary, the Issuer Trustee shall have no duty or liability with respect to compliance by the Issuer, the Certificateholders or any other Person with (A) the Securities Act, the Investment Company Act of 1940, as amended, or any other applicable Federal or state securities laws, rule or regulations, (B) ERISA or (C) the Code. The Issuer Trustee shall not be personally liable for any error of judgment made in good faith. The Issuer Trustee shall not be required to take any action that (i) is inconsistent with the purposes of the Issuer set forth herein or (ii) would, to the actual knowledge of an officer of the Issuer Trustee, result in the Issuer becoming an association taxable as a corporation for federal income tax purposes.

                  (c) The indemnity provided for by this Section 8.06 shall supersede and replace any indemnity provided to the Issuer Trustee under the Prior Agreement of Trust and the Issuer Trustee agrees to look solely to the Trust Agreement Collection Account as provided for in Section 5.03(a) of this Agreement for any indemnification obligation owed to it hereunder or under the Prior Agreement of Trust.

         Section 8.07. Fees and Expenses.

         The Issuer Trustee shall receive as compensation for its services hereunder the fee specified in Section 6.02 of the Indenture, subject to the limitations set forth therein, which amount shall also cover the costs to the Issuer Trustee of all ordinary expenses incurred in the performance of its duties hereunder. The Issuer Trustee shall be compensated reasonably for any extraordinary services rendered by it hereunder and for all reasonable out-of-pocket expenses, disbursements and advances (other than those ordinary expenses, disbursements and advances incurred in the normal administration of its obligations hereunder which are internal costs covered by its fees) incurred or made by the Issuer Trustee as provided in Section 5.03(a).

         Section 8.08. Litigation, Action Outside Delaware.

                  (a) The Issuer Trustee shall not be under any obligation to appear in, prosecute or defend any action which in its opinion may require it to incur any out-of-pocket expense or any liability, unless it shall be furnished with such reasonable security and indemnity against such expense or liability as it may require, and any out-of-pocket cost of the Issuer Trustee as a result of such actions shall be paid by the Issuer.

                  (b) Notwithstanding anything contained herein to the contrary, the Issuer Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware


         Agreement of Trust
                                       28
         becoming payable by the Issuer Trustee; or (iii) subject the Issuer Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Issuer Trustee contemplated hereby. The Issuer Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Issuer) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Issuer Trustee that such action will result in such consequences, the Issuer Trustee may resign pursuant to Section 8.05 hereof.

                                   ARTICLE IX:
                               REDEMPTION OF NOTES

         Section 9.01. Optional Redemption of the Notes.

         The holders of all of the Class R Certificates may direct the Issuer to redeem all but not less than all of the Notes at a price equal to 100% of the Outstanding Principal Amount of the Notes (the "Optional Note Redemption Amount") on any Monthly Payment Date on or after the earlier of (A) June 1, 2005 and (B) the first Monthly Payment Date on which the remaining balance of the Agency Securities shall be equal to or less than 20% of the principal amount of the Agency Securities (at original issuance), after giving effect to any principal payments on such Monthly Payment Date (any such date, a "Permitted Note Redemption Date"); provided that if the Seller, as assignee of the Depositor, has caused the Issuer to redeem the Class R Certificates or has delivered a written demand to the Issuer Certificate Agent for the optional redemption of the Class R Certificates to occur on the upcoming Monthly Payment Date then the Seller, and not the holders of the Class R Certificates, shall have the right to cause the Notes to be redeemed. The Issuer Certificate Agent shall deliver to the Note Trustee a written demand for such redemption no later than one business day after receipt of written direction to cause such redemption as described in the preceding sentence. In order for a redemption of the Notes to occur on a particular Monthly Payment Date, (i) the Issuer Certificate Agent shall have delivered to the Note Trustee a written demand for such redemption at least 10 days but no greater than 25 days prior to the Monthly Payment Date selected for such redemption, and (ii) the Optional Note Redemption Amount shall have been deposited into the Note Collection Account no later than the 9th calendar day prior to such Monthly Payment Date. Without limiting the generality of the foregoing, the Issuer Trustee agrees that the Issuer Certificate Agent shall perform certain actions, including without limitation, redemptions of the Class R Certificates or the Notes pursuant to Sections 5.04 and 9.01 hereof, and actions upon a Certificate Termination Event pursuant to Section 6.02, and that such actions by the Issuer Certificate Agent will constitute acts of the Issuer.

                                   ARTICLE X:
              DISSOLUTION, BANKRUPTCY AND LIQUIDATION OF THE ISSUER

         Section 10.01. Dissolution of the Issuer.

                  (a) The Issuer shall be dissolved, wound up and terminated as provided herein upon the Note Trustee's determination, in its sole discretion after consultation with such counsel and other experts as it deems necessary, that the Issuer is insolvent; provided that such determination shall be made without regard to any fees or expenses imposed on or otherwise owed by the Issuer to any of the Issuer Trustee, the Note Trustee and the Issuer Certificate Agent. Upon any such determination, the Note Trustee shall have the right, in its sole discretion, to (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, examiner or liquidator of the Issuer or of all or a substantial part of the Issuer Estate,
         (ii) make a general


         Agreement of Trust
                                       29
         assignment for the benefit of the Issuer's creditors, (iii) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts,
         (iv) take any corporate action for the purpose of effecting any of the foregoing or (v) do the equivalent of any of the foregoing under the laws of the United States (each action described in (i) through (v), a "Bankruptcy Action"), each with respect to the Issuer upon 90 days' prior written notice to the Certificateholders and the Depositor. Neither the Depositor nor any Certificateholder shall have any right to direct the taking of a Bankruptcy Action with respect to the Issuer; provided, however, the Certificateholders shall have the right to liquidate the assets of the Issuer on a date that is at least one year and one day after receiving a certificate from the Note Trustee that all of the obligations under the Indenture have been satisfied and discharged in full. With respect to any determination of insolvency by the Note Trustee under this Section 10.01(a), the Note Trustee shall incur no personal liability to any Person for any determination (action or inaction in connection therewith) made in good faith, and in acting (or not in acting as the case may be) under this Section, the Note Trustee shall owe no fiduciary duties to any Person other than the Noteholders. In connection with the Note Trustee's determination that the Issuer is insolvent, the Note Trustee shall not be obligated to follow the instructions of the Certificateholders and shall have no liability to the Issuer or any other Person for its failure to do so.

                  (b) Upon dissolution of the Issuer, the Issuer shall be wound up in accordance with Section 3808 of the Act.

         Section 10.02. Termination.

         The Issuer shall terminate when all of the Issuer's assets shall have been disposed of and distributed as provided herein. Upon the winding up of the Issuer and its termination, the Issuer Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Act. Upon such termination, all Class R Certificates shall be canceled.

                                   ARTICLE XI:
                                     NOTICES

         Section 11.01. Notices.

         Except as otherwise expressly provided herein in any particular case, all notices, approvals, consents, requests and other communications hereunder shall be in writing and shall, if addressed as provided in the following sentence, be deemed to have been given, (i) when delivered by hand, (ii) one Business Day after being sent by a private nationally or internationally recognized overnight courier service, or (iii) when sent by telecopy, if immediately after transmission the sender's facsimile machine records in writing the correct answer back. Actual receipt at the address of an addressee, regardless of whether in compliance with the foregoing is effective notice hereunder. Until otherwise so notified by the respective parties, all notices, approvals, consents, requests and other communications shall be addressed to the following addressees:


         If to the Depositor:

                  Fund America Investors Corporation II
                  c/o The Chotin Group


         Agreement of Trust
                                       30

                  Plaza Tower One, Suite 1200
                  6400 South Fiddler's Green Circle
                  Englewood, Colorado 80111
                  Attention: Mr. Howard J. Glicksman
                  Telephone No.: 303-741-0100
                  Telecopy No.: 303-741-6944

         If to the Issuer Trustee or the Issuer:

                  Christiana Bank & Trust Company
                  Greenville Center
                  3801 Kennett Pike
                  Greenville, Delaware 19807
                  Attention: Corporate Trust Administration
                  Telephone No.: 302-421-5800
                  Telecopy No.: 302-421-5815

         If to the Issuer Certificate Agent:

                  If by courier:

                  State Street Bank and Trust Company
                  Global Investor Services Group - Corporate Trust 2 Avenue de Lafayette - 6th Floor
                  Boston, MA  02111
                  Attention:  FAIC II Issuer Trust 2000-1
                  Telephone No.: 617-662-1311
                  Telecopy No.: 617-662-1435

                  or, if by U.S. mail:

                  State Street Bank and Trust Company
                  Global Investor Services Group - Corporate Trust
                  P.O. Box 778
                  Boston, MA  02102-0778
                  Attention:  FAIC II Issuer Trust 2000-1
                  Telephone No.: 617-662-1311
                  Telecopy No.: 617-662-1435

         If to the Certificateholders:

                  To the Certificateholders identified as such in the Certificate Register.


         Agreement of Trust
                                       31

                                  ARTICLE XII:
                            MISCELLANEOUS PROVISIONS

         Section 12.01. Entire Agreement.

         Each of the parties hereto represents and warrants to the others that this Agreement, when considered together with the other Transaction Documents, constitutes the entire agreement among the parties hereto relating to the transactions contemplated hereby.

         Section 12.02. Governing Law; Submission to Jurisdiction.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS OR CHOICE OF LAW PRINCIPLES THEREOF. The parties hereto hereby submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The parties hereto hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         Section 12.03. Effect.

         Except as otherwise specified herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

         Section 12.04. Pronouns and Number.

         Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter.

         Section 12.05. Effect of Headings.

         The Table of Contents and the headings of the Articles, Sections, subsections, clauses and paragraphs hereof, and of Exhibits hereto, are for convenience of reference only, and shall not affect the construction or interpretation of this Agreement.

         Section 12.06. Severability of Provisions.

         If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. To the extent permitted by applicable law, the parties hereto hereby agree that any provision hereof that renders any other term or provision hereof invalid or unenforceable in any respect shall be modified, but only to the extent necessary to avoid rendering such other term or provision invalid or unenforceable, and such modification shall be accomplished in the manner that most nearly preserves the benefit of all the parties' bargain hereunder.


         Agreement of Trust
                                       32

         Section 12.07. Amendment or Waiver; Effect on Issuer Trust Agreement.

         Any provision of this Agreement may be amended or waived by an amendment or waiver which is in writing and signed by the Depositor and the Issuer Certificate Agent; provided, that the Issuer Certificate Agent shall consent to any amendment or waiver only upon written instruction by the Majority Certificateholders (which shall constitute the Majority Certificateholders' consent to the amendment); provided, further, that, to the extent that such amendment materially affects the interests of the Issuer Trustee, such amendment shall require the consent of the Issuer Trustee; provided, further, that without the consent of 100% of the Holders at the time, no such amendment or waiver or any amendment or waiver to any other Transaction Document to which the Issuer is a party shall (1) alter or amend the right of the Holders to receive payments thereon, or institute suit in respect thereof, (2) release any portion of the Issuer Estate or any portion of the assets of the Issuer, or (3) reduce any amount required to be collected or retained by the Issuer or the Issuer Trustee; and provided, further, that no such amendment or waiver shall be executed if otherwise prohibited by the Indenture or other Transaction Documents.

         Promptly after the execution by all required parties of any such amendment to, or waiver of, this Agreement, the Issuer Certificate Agent shall furnish a copy of any such amendment or waiver to the Issuer Trustee, each Certificateholder and the Depositor.

         Section 12.08. Binding Upon Assigns.

         Except as otherwise provided herein, the provisions of this Agreement (including any amendments, modification and waivers hereof properly adopted) shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 12.09. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


         Agreement of Trust
                                       33

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above first written.

                              CHRISTIANA BANK & TRUST COMPANY, as Issuer
                                  Trustee

                              By:    /s/ Louis W. Geibel, Jr.
                                  -------------------------
                              Name:    Louis W. Geibel, Jr.
                              Title:   Vice President

                              FUND AMERICA INVESTORS CORPORATION II,
                              as Depositor


                              By:    /s/ Helen M. Dickens
                                  -------------------------
                              Name:    Helen M. Dickens
                              Title:   Vice President

                             STATE STREET BANK AND TRUST COMPANY as
                             Issuer Certificate Agent

                             By:     /s/ Craig D. Lange
                                  -------------------------
                             Name:     Craig D. Lange
                             Title:    Assistant Vice President









         Agreement of Trust
                                       34

                                                                      SCHEDULE I

                                AGENCY SECURITIES

                                                                       EXHIBIT A

                           FORM OF CLASS R CERTIFICATE

         THIS CLASS R CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE LAW OR IS RESOLD OR OTHERWISE TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE LAW.

         THIS CLASS R CERTIFICATE MAY ONLY BE RESOLD OR OTHERWISE TRANSFERRED
(A) TO A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER OR (B) TO CERTAIN OTHER INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT), AND IN ACCORDANCE WITH
SECTION 4.05 OF THE ISSUER TRUST AGREEMENT (AS DEFINED HEREIN).

         NO TRANSFER OF THIS CLASS R CERTIFICATE SHALL BE MADE UNLESS (I) THE ISSUER CERTIFICATE AGENT SHALL HAVE RECEIVED FROM THE TRANSFEREE A TRANSFEREE CERTIFICATE AND (II) SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS R CERTIFICATE IS TO BE MADE, THE ISSUER CERTIFICATE AGENT MAY REQUIRE AN OPINION OF COUNSEL ACCEPTABLE TO AND 1N FORM AND SUBSTANCE SATISFACTORY TO THE REQUESTING PARTY, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION, DESCRIBING THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR, FROM THE SECURITIES ACT AND IS BEING MADE IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE ISSUER CERTIFICATE AGENT OR THE ISSUER. THE CERTIFICATEHOLDER SHALL BE DEEMED BY ITS ACCEPTANCE AND HOLDING OF THIS CLASS R CERTIFICATE TO AGREE THAT NEITHER THE ISSUER NOR THE ISSUER CERTIFICATE AGENT IS UNDER AN OBLIGATION TO OR INTENDS TO REGISTER THIS CLASS R CERTIFICATE UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES LAW.

         No transfer of this Class R Certificate shall be made unless and until the prospective transferee provides the Certificate Registrar (as defined in the Issuer Trust Agreement described below) with an affidavit, in the form of paragraph 7 of the Transferee Certificate (as defined in the Issuer Trust Agreement described below), to the effect that such transferee is not an employee benefit plan that is subject to all or a portion of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any retirement plan or arrangement that is subject to Section 4975 of the Code, nor a person acting, directly or indirectly, on behalf of any such employee benefit plan, plan or arrangement (including an insurance company using funds in its general account that may constitute "plan assets") (each, a "Plan") and is not a governmental plan subject to any laws or regulations that are substantially similar to Section 406 of ERISA or Section 4975 of the Code (as defined in the Issuer Trust Agreement described below), or a person acting, directly or indirectly, on behalf of any such government plan.

         A beneficial or record interest in a Class R Certificate may not be sold or transferred to a Disqualified Organization (as defined in the Issuer Trust Agreement described below). Any attempted or purported transfer of an interest in a Class R Certificate shall be absolutely null and void and shall vest no rights in the purported transferee unless (a) such transferee provides to the Certificate Registrar, who shall be responsible for forwarding it to Fannie Mae and Freddie Mac, (i) affidavits, in the forms provided as, respectively, Exhibits C-1 and C-2 to the Issuer Trust Agreement (the "Transferee Affidavits"), each to the effect that such prospective transferee is
(i) not a "disqualified organization" as defined in such Underlying Documents (as defined in the Issuer Trust Agreement described below) and is not purchasing such Class R Certificate on behalf of a disqualified organization and (ii) a U.S. Person and (iii) if requested by the Certificate Registrar, an opinion of counsel (in a form acceptable to the Certificate Registrar) that the proposed transfer will not cause such interest to be held by or on behalf of a disqualified organization. Such transferee shall also provide a cover letter addressed to the Issuer Trustee, the Authenticating Agent (as defined in the Issuer Trust Agreement described below) and the Certificate Registrar to the effect that the addressees of such letter may rely on the certifications made by such transferee in the Transferee Affidavits. In the event that the Class R Certificates shall be optionally redeemed, the Seller, as assignee of the Depositor's right to cause the redemption of the Class R Certificates, and, after such redemption the owner of 100% of the beneficial ownership interest in the Issuer, shall be obligated to provide to the Certificate Registrar the Transferee Affidavits, a Transferee Certificate in the form of Exhibit B to the Issuer Trust Agreement, and if requested by the Certificate Registrar, an opinion of counsel as described in this paragraph as if the Seller were the prospective transferee for the purposes of this paragraph. The Certificate Registrar shall be responsible for forwarding such documents to the Fannie Mae or Freddie Mac.

                           FAIC II ISSUER TRUST 2000-1

                FAIC II ISSUER TRUST 2000-1, CLASS R CERTIFICATES
                              DUE DECEMBER 1, 2029

                                     No. __

Cusip No.  _____________                                           U.S.$_______

         FAIC II ISSUER TRUST 2000-1, a statutory business trust formed under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to _________________________, or registered assigns, upon presentation and surrender of this Class R Certificate (except as otherwise permitted by the Issuer Trust Agreement referred to below), the principal sum of _______________ ______________________ United States Dollars (U.S. $______) due
on December 1, 2029 (the "Final Scheduled Monthly Payment Date"), all as provided below and in the Issuer Trust Agreement referred to herein.

         This Class R Certificate is issued pursuant to an Agreement of Trust, dated as of January 20, 2000 (the "Issuer Trust Agreement"), among Fund America Investors Corporation II, as depositor, Christiana Bank & Trust Company, as issuer trustee, and State Street Bank and Trust Company, as issuer certificate agent.

         The obligations of the Issuer under this Class R Certificate and the Issuer Trust Agreement are obligations solely of the Issuer. This Class R Certificate does not represent an obligation of, or an interest in, the Issuer Trustee or any of its affiliates and no recourse may be had against the Issuer Trustee or its assets, except as may be expressly set forth or contemplated herein or in the Issuer Trust Agreement. The Class R Certificates represent the undivided beneficial interest in the assets of the Issuer, subject to the pledge of the Pledged Assets (as defined in the Indenture) by the Issuer to the Note Trustee pursuant to the Indenture for the benefit of the Noteholders. Consequently, any rights of the Certificateholders to the Pledged Assets will be subject to that pledge.

         Distributions on the Class R Certificates will be payable on the first Business Day of each month, commencing on March 1, 2000 (each, a "Monthly Payment Date"), to holders of record of the Class R Certificates (the "Certificateholders") as of the Record Date.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Issuer Trust Agreement.

         On each Monthly Payment Date, the Class R Certificates are entitled to receive all payments of principal collected on the Series 2203 Freddie Mac Security during the preceding Interest Accrual Period until the Outstanding Certificate Balance of the Class R Certificates has been reduced to zero. On and after the Monthly Payment Date on which all principal of and interest on the Notes has been paid in full, all Residual Collections shall be distributed on the Class R Certificates, less any amounts owed to the Note Trustee, Issuer Trustee or Issuer Certificate Agent as reimbursed expenses or indemnity. All distributions on the Class R Certificates shall be allocated pro rata among the Class R Certificates first to reduce the Outstanding Certificate Balance of the Class R Certificates to zero, and thereafter to be distributed on the Class R Certificates as additional investment yield.

         The Class R Certificates have no stated interest rate.

         The Class R Certificates will be redeemed in full on December 1, 2029 (the "Final Scheduled Monthly Payment Date") to the extent not repaid or redeemed prior thereto.

         The Depositor or its assignee may, by written demand to the Issuer Certificate Agent and the Issuer Trustee, cause the Issuer to redeem on a Monthly Payment Date all but not less than all of the Class R Certificates at a price equal to 105% of the Outstanding Certificate Balance of the Class R Certificates on such Monthly Payment Date (the "Optional Certificate Redemption Amount"). Such demand shall be delivered at least 10 calendar days but no more than 25 calendar days prior to the Monthly Payment Date on which the redemption is to occur. Prior to any redemption of the Class R Certificates, the Optional Certificate Redemption Amount shall be deposited into the Trust Agreement Collection Account no later than the 9th calendar day prior to such Monthly Payment Date selected for redemption of the Class R Certificates. Such redemption shall occur on a Monthly Payment Date specified in the written notice, which date shall be on or after the earlier of (A) March 1, 2005 and (B) the first Monthly Payment Date on which the remaining balance of the Agency Securities shall be equal to or less than 20% of the principal amount of the Agency Securities (at original issuance), after giving effect to any principal payments on such Monthly Payment Date (the "Permitted Certificate Redemption Date"). Upon redemption of the Class R Certificates, the party who effected the redemption by depositing the Optional Certificate Redemption Amount shall own the entire beneficial ownership interest in the Issuer until the Notes are redeemed or paid in full and the Issuer is terminated, and such party shall have the right to direct redemption of the Notes pursuant to the Indenture. Such party's ownership interest in the Issuer shall be subject to the same ownership and transfer restrictions as the Class R Certificates, which are set forth in
Section 4.05 of the Issuer Trust Agreement.

         The holders of the Class R Certificates may direct the Issuer to redeem all but not less than all of the Notes at a price equal to 100% of the Outstanding Principal Amount of the Notes (the "Optional Note Redemption Amount") on any Monthly Payment Date on or after the earlier of (A) June 1, 2005 and (B) the first Monthly Payment Date on which the remaining balance of the Agency Securities shall be equal to or less than 20% of the principal amount of the Agency Securities (at original issuance), after giving effect to any principal payments on such Payment Date (any such date, a "Permitted Note Redemption Date"); provided that if the Seller as assignee of the Depositor, has caused the Issuer to redeem the Class R Certificates or has delivered a written demand to the Issuer Certificate Agent for the optional redemption of the Class R Certificates to occur on the upcoming Monthly Payment Date then the Seller, and not the holders of the Class R Certificates, shall have the right to cause the Notes to be redeemed. In order for a redemption of the Notes to occur on a particular Monthly Payment Date, (i) the Issuer Trustee shall have delivered to the Note Trustee a written demand for such redemption at least 10 days but no greater than 25 days prior to the Monthly Payment Date selected for such redemption, and (ii) the Optional Note Redemption Amount shall have been deposited into the Note Collection Account no later than the 9th calendar day prior to such Monthly Payment Date.

         The Internal Revenue Service has proposed regulations requiring certain reporting by trustees to holders of "widely held fixed investment trusts." To avoid the expense of any reporting, by acquiring this Class R Certificate, whether on original issue or in a secondary purchase, the registered holder of this Certificate agrees as follows:

                  (i) The Certificateholder shall hold this Class R Certificate directly and not through a "middleman." For this purpose, a "middleman" is any person who holds an interest on behalf of, or for the account of, another person, or who otherwise acts in a capacity as an intermediary for the account of another person, including, without limitation, a custodian, such as a bank, financial institution or brokerage firm; a nominee, including the joint owner of an account, except if the joint owners are husband and wife; or a broker holding an interest for a customer in street name.

                  (ii) If Proposed Treasury Regulations Section 1.671-4(j) shall become final in a form which permits this Certificateholder to request quarterly information, the Certificateholder agrees that it shall request such information only upon making provision of compensation to the Issuer Certificate Agent for the expenses of providing such information.

                  (iii) The Certificateholder agrees not to transfer this Class R Certificate to any person unless such person agrees to these provisions in writing for the benefit of the Issuer.

         The Issuer Certificate Agent will send each payment on a Monthly Payment Date to each Class R Certificateholder, together with a statement setting forth, among other things, (i) the amount of such payment allocable to principal and (ii) the amount of such payment allocable to investment yield. Such amounts will be expressed as a dollar amount per U.S. $1,000 of the original principal amount of the Class R Certificates.

         Unless the certificate of authentication hereon has been executed by the Authenticating Agent by the manual signature of one of its Authorized Officers, this Class R Certificate shall not be entitled to any benefit under the Issuer Trust Agreement or be valid or obligatory for any purpose.

         If a Certificate Termination Event with respect to the Class R Certificates occurs and is continuing, the Issuer Certificate Agent at the direction of the Majority Certificateholders will cause the Issuer to be dissolved and terminated, or, upon the occurrence of the Certificate Termination Event described in Section 6.01(e) of the Issuer Trust Agreement, the Issuer Certificate Agent shall cause the Issuer to be terminated without any notice from Certificateholders. Upon any such termination, subject to the requirements of Section 3808 of the Act, all of the property of the Issuer (other than amounts in the Expense Reserve Account) will be distributed by the Issuer Certificate Agent pro rata to the Certificateholders.

         Title to this Class R Certificate shall pass by registration in the Certificate Register kept at the Corporate Trust Office by the Certificate Registrar.

         No service charge shall be made for exchange or registration of transfer of this Class R Certificate, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The recitals contained herein shall be taken as statements of the Depositor and the Issuer Trustee assumes no responsibility for the correctness thereof. The Issuer Trustee makes no representations as to the validity or sufficiency of this Class R Certificate or of any of the assets of the Issuer or related documents.

         THIS CLASS R CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS OR CHOICE OF LAW PRINCIPLES THEREOF.

                  IN WITNESS WHEREOF, the Issuer has caused this Class R Certificate to be duly executed.

         Dated _____________

                                   FAIC II ISSUER TRUST 2000-1

                                     By: CHRISTIANA BANK & TRUST COMPANY, as
                                          Issuer Trustee




                                   By: ___________________________
                                   Name:
                                   Title:



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R Certificates referred to in the within-mentioned Issuer Trust Agreement.

                                   STATE STREET BANK AND TRUST COMPANY, as
                                   Authenticating Agent


                                   By:__________________________
                                   Authorized Signatory

                                 ASSIGNMENT FORM

         For value received

         hereby sell, assign and transfer unto

         Please insert social security or other identifying number of assignee Please print or type name and address, including zip code, of assignee:
____________________________ the within Class R Certificate and does hereby irrevocably constitute and appoint ________________________ Attorney to transfer the Class R Certificate on the books of the Company with full power of substitution in the premises.

      Date:  _________                   Your Signature:_____________________

                 (Sign exactly as your name appears on this Class R Certificate)

                                                                       EXHIBIT B

                         FORM OF TRANSFEREE CERTIFICATE

         COUNTY OF )
                           : SS.:
         STATE OF )

                [Name], being first duly sworn, deposes and says:

                  1. That [s/he] is the [title] of [transferee entity] proposed transferee of [one of the] U.S. $324,992.88 aggregate principal amount of FAIC II Issuer Trust 2000-1 Class R Certificates Due December 1, 2029, representing 100% of the equity interest of the Issuer (the "Transferee"), a statutory business trust duly organized and existing under the laws of the State of Delaware, on behalf of which he has the authority to make this affidavit and agreement. The Class R Certificates were issued pursuant to the Agreement of Trust dated as of January 20, 2000 (the "Issuer Trust Agreement") among Fund America Investors Corporation II, Christiana Bank & Trust Company, a banking corporation incorporated in the State of Delaware (in its individual capacity solely where expressly set forth in the Issuer Trust Agreement, "Christiana Bank"), otherwise acting solely in its capacity as trustee of the Issuer thereunder (in such capacity, the "Issuer Trustee"), and State Street Bank and Trust Company (in its individual capacity, "State Street"), as agent thereunder with respect to the Class R Certificates issued thereunder (in such capacity, the "Issuer Certificate Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Issuer Trust Agreement.

                  2. That the Transferee has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Article IV of the Issuer Trust Agreement under which the Class R Certificates were issued. The Transferee expressly agrees to be bound by and to comply with such restrictions and provisions.

                  3. That the Transferee is a "U.S. Person," or a U.S. citizen or resident, a corporation, partnership, or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust.

                  4. That this affidavit and agreement relates only to the Class R Certificates to be held by the Transferee and not to any other Holder of the Class R Certificates.

                  5. That the Transferee, by accepting the Class R Certificates, acknowledges, represents and agrees as follows:

                  (a) The Class R Certificates have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state of the United States and, until registered, may not be offered, sold or otherwise transferred unless exemptions from registration under the Securities Act and such applicable state securities laws are available.

                  (b) The Transferee (a)(i) is a Qualified Institutional Buyer and (ii) is acquiring the Class R Certificates for its own account or for the account of a Qualified Institutional Buyer or (b) is an institution which is an institutional accredited investor (meaning an "accredited investor" as defined in Rule 501 (a)(1), (2),
         (3) or (7) of Regulation D under the Securities Act) who is not a Qualified Institutional Buyer.

                  (c) The Transferee understands that transfers of the Class R Certificates offered and sold to a Qualified Institutional Buyer or to an institutional Accredited Investor will be registered only if the Class R Certificates are transferred in accordance with the transfer restrictions referred to in paragraph (b) above and an appropriate transfer letter (copies of which are available from the Issuer Certificate Agent) is delivered to the Issuer Certificate Agent appropriately completed.

                  (d) The Transferee understands that the Class R Certificates offered and sold to Qualified Institutional Buyer or to an institutional Accredited Investor shall bear a legend to the following effect:

                           "THIS CLASS R CERTIFICATE HAS NOT BEEN AND WILL NOT
                  BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE LAW OR IS RESOLD OR OTHERWISE TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE LAW. THIS CERTIFICATE MAY ONLY BE RESOLD OR OTHERWISE TRANSFERRED (A) TO A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER OR (B) TO CERTAIN OTHER INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501 (A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT), AND IN ACCORDANCE WITH SECTION 4.05 OF THE ISSUER TRUST AGREEMENT (AS DEFINED HEREIN)."

                  6. That the Transferee is acquiring the Certificate for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act, or any applicable State securities laws.

                  7. That the Transferee is not an employee benefit plan that is subject to all or a portion of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any retirement plan or arrangement that is subject to Section 4975 of the Code, nor a person acting, directly or indirectly, on behalf of any such employee benefit plan, plan or arrangement(including an insurance company using funds in its general account that may constitute "plan assets") (each, a "Plan") and is not a governmental plan subject to any laws or regulations that are substantially similar to
Section 406 of ERISA or Section 4975 of the Code, or a person acting, directly or indirectly, on behalf of any such government plan.

                  8.       That the Transferee agrees as follows:

                  (a) Such Transferee shall hold such Class R Certificates directly and not through a "middleman." For this purpose, a "middleman" is any person who holds an interest on behalf of, or for the account of, another person, or who otherwise acts in a capacity as an intermediary for the account of another person, including, without limitation, a custodian, such as a bank, financial institution or brokerage firm; a nominee, including the joint owner of an account, except if the joint owners are husband and wife; or a broker holding an interest for a customer in street name.

                  (b) If Proposed Treasury Regulations Section 1.671-4(j) shall become final in a form which permits such Transferee to request quarterly information, such Transferee agrees that it shall request such information only upon making provision of compensation to the Issuer Certificate Agent for the expenses of providing such information.

                  (c) Such Transferee agrees not to transfer such Class R Certificates to any person unless such person agrees to these provisions in writing for the benefit of the Issuer.

                  9. That the Transferee (i) is not a "disqualified organization" as defined in Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended, and will not be a disqualified organization as of [date of transfer], (ii) is not acquiring the Class R Certificate for the account of a disqualified organization, (iii) consents to any amendment of the Issuer Trust Agreement that shall be deemed necessary by the Issuer (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class R Certificate will not be owned directly or indirectly by a disqualified organization, (iv) does not have as a purpose for acquiring the Class R Certificate to avoid or impede the assessment or collection of tax, (v) understands that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate, (vi) intends to pay taxes associated with holding the Class R Certificate as they become due; and (vii) will not transfer such Class R Certificate unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same seven representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

                                                                     EXHIBIT C-1

                  FORM OF TRANSFEREE AFFIDAVIT (TO FREDDIE MAC)

                      Date of Transfer: [________ __, ____]

         Federal Home Loan Mortgage Corporation
         8200 Jones Branch Drive
         McLean, Virginia 22102
         Ladies and Gentlemen:

                  We propose to acquire the Residual Classes of the Series1 of Freddie Mac's Multiclass REMIC Certificates listed on Schedule I hereto (the "Residual Classes"). The Residual Classes are described in the related Offering Circular Supplement.

                  1. We certify that (a) we are not a disqualified organization and (b) we are not acquiring the Residual Classes on behalf of a disqualified organization. For this purpose, the term "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (except for the Federal Home Loan Mortgage Corporation ("Freddie Mac") or any entity treated as other than an instrumentality of the foregoing for purposes of Section 168(h)(2)(D) of the Internal Revenue Code of 1986 (the "Code")), any organization (other than a cooperative described in
Section 521 of the Code) that is exempt from taxation under the Code (unless such organization is subject to tax on its unrelated business taxable income) and any organization that is described in Section 1381(a)(2)(C) of the Code. We understand that any breach by us of this certification may cause us to be liable for an excise tax imposed upon transfers to disqualified organizations.

                  2. We certify that (a) we have historically paid our debts as they become due, (b) we intend, and believe that we will be able, to continue to pay our debts as they become due in the future, (c) we understand that as beneficial owner of the Residual Classes, we may incur tax liabilities in excess of any cash flows generated by such Classes, and (d) we intend to pay any taxes associated with holding the Residual Classes as they become due.

                  3. We acknowledge that we will be the beneficial owner of the Residual Classes shown on Schedule I hereto and the Residual Classes will be either registered in our name or held in the name of our nominee (which is not a disqualified organization), as indicated on Schedule I.

                  4. Unless Freddie Mac has consented to a transfer to a transferee that is not a U.S. person by executing a consent in a form satisfactory to Freddie Mac, we certify that we are a U.S. Person. For this purpose, the term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any State (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. We agree that any breach by us of this certification shall render the transfer of any interest in the Residual Classes to us absolutely null and void and shall cause no rights in such Residual Classes to vest in us.

-----------------------
   (1) A separate transferee affidavit will be executed for each Residual Class.

                  5. We agree that in the event that at some future time we wish to transfer an interest in a Residual Class, we will transfer such interest in a Residual Class only (a) to a transferee that (i) is not a disqualified organization and is not purchasing such interest in a Residual Class on behalf of a disqualified organization, (ii) is a U.S. Person and (iii) has delivered to Freddie Mac a letter in the form of this letter and, if requested by Freddie Mac, an opinion of counsel (in form acceptable to Freddie Mac) that the proposed transfer will not cause the interest in a Residual Class to be held by a disqualified organization or a person who is not a U.S. Person or (b) with the written consent of Freddie Mac.

                  6. We hereby designate Freddie Mac as our fiduciary to act as the tax matters person for each REMIC Pool in which the Residual Classes represent an interest.

                         Very truly yours,
                   [INSERT TRANSFEREE]
                   By:_________________________________________________________
                         Name:
                         Title:
                         Date:
                         Taxpayer Identification Number:[                   ]
                         Address for Receipt of Tax
                          Information (Schedule Qs):
                         Name:   [                        ]
                         Attn:   [                        ]
                         Address:[                        ]
                                 [                        ]
                         City:   [                        ]
                         State:  [                        ]
                         Zip:    [                        ]

         Under penalties of perjury, I declare that I am an authorized signatory of the above Transferee and I am duly authorized to act on behalf of the Transferee, and to the best of my knowledge and belief, the statements in paragraphs 1, 2, 3 and 4 (excluding the last sentence thereof) of this Transferee's Letter are true.

                       __________________________________________________By:
                            Name:
                            Title:
                            Date:    [_________ __, ____]

                                                                      SCHEDULE I

                (to Transferee's Letter dated _________ __, ____)


Series                                      Class                      Name and Capacity*
------                                      -----                      -----------------
2114                                        R                                  [C]
2137                                        R                                  [C]
2149                                        R                                  [C]






-----------------------
     * Indicate whether the "name" in which the security is held is an individual ("I"), corporation ("C"), fiduciary ("F"), partnership ("P"), exempt organization("EO") or nominee/custodian ("N").

                                                                    EXHIBIT C-2

                  FORM OF TRANSFEREE AFFIDAVIT (TO FANNIE MAE)

                                                     Affidavit pursuant to (i)
                                                     Section 860E(e)(4) of the
                                                     Internal Revenue Code of
                                                     1986, as amended, and (ii)
                                                     certain provisions of the
                                                     Trust Agreement (or, if
                                                     applicable, the Issue
                                                     Supplement) relating to
                                                     Fannie Mae REMIC Trust
                                                     1999-[___](1)
         STATE OF                   )
                                    )  ss:
         COUNTY OF                  )

                   [NAME OF OFFICER], being first duly sworn, deposes and says under penalties of perjury:

                  1. That he is [Title of Officer] of [Name of Investor] (the "Investor") a [savings institution] [corporation] duly organized and existing under the laws of [the State of ___________] [the United States], on behalf of which he makes this affidavit.

                  2. That (i) the Investor is not a "disqualified organization" as defined in Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended, and will not be a disqualified organization as of [date of transfer],
(ii) it is not acquiring the Class [__]-R REMIC Certificate for the account of a disqualified organization, (iii) it consents to any amendment of the Trust Agreement (or, if applicable, the Issue Supplement) that shall be deemed necessary by Fannie Mae (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class [__]-R REMIC Certificate will not be owned directly or indirectly by a disqualified organization, (iv) no purpose of the acquisition of the Class [__]-R REMIC Certificate is to avoid or impede the assessment or collection of tax; (v) it understands that it may incur tax liabilities in excess of any cash flows generated by the Class [__]-R REMIC Certificate; (vi) it intends to pay taxes associated with holding the Class [__]-R REMIC Certificate as they become due; and (vii) it will not transfer such Class [__]-R REMIC Certificate unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same seven representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.












(1) A separate transferee affidavit will be executed for each residual security.

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, [year].

                                    [NAME OF INVESTOR]

                                    By:
                                       -----------------------
                                          [Name of Officer]
                                          [Title of Officer]
                                          [Address of Investor for
                                           receipt of distributions]
                                          [Taxpayer I.D. number]

                                          Address of Investor for receipt of
                                          tax information:

                                          ----------------------------------

                                          ----------------------------------


         [Corporate Seal]
         Attest:

         -----------------------
         [Assistant] Secretary

                           Personally appeared before me the above-named [Name
of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.
       Subscribed and sworn before me this ____ day of __________, [year].

       -----------------------
       Notary Public
       COUNTY OF ________________________
       STATE OF _________________________
       My commission expires on the _____________________.










                                       2